Exhibit 99.1

United States Bankruptcy Court

District of Delaware

In re	THE THAXTON GROUP	Case No. 03-13182 - 03-13213
Jointly Administered

Reporting Period: January-05

Monthly Operating Report

File report and attachments with Court and submit copy to United States Trustee within

20 days after end of month.

REQUIRED DOCUMENTS	Form No.		Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1		X
Bank reconciliation ( or copies of Debtor’s bank reconciliation	MOR-1	(CONT)	X
Copies of bank statements				X
Cash disbursements journals			X
Statement of Operations	MOR-2		X
Balance Sheet	MOR-3		X
Status of Postpetition Taxes	MOR-4		X
Copies of IRS Form 6123 or payment receipt				X
Copies of tax returnes filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4		X
Listing of aged accounts payable			X
Accounts Receivable Reconciliations and Aging	MOR-5		X
Debtor Questionnaire	MOR-5		X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual*	Date

Robert Dunn Printed Name of Authorized Individual	President and Chief Restructuring Officer Title of Authorized Individual

*	Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM IR

(9/99)

BANKRUPTCY CASE NUMBERS PER ENTITY

included in this filing

THE THAXTON GROUP

03-13182 - 03-13213	January 31, 2005

FED ID	Case Number
57-0669498	03-13183	The Thaxton Group

57-1083679	03-13184	Thaxton Operating Company
54-0925005	03-13185	EAGLE Premium Finance Company, Inc.
58-2358369	03-13186	TICO Premium Finance Company, Inc.
57-0926039	03-13187	Thaxton Insurance Group, Inc.
57-1067973	03-13188	Thaxton Commercial Lending, Inc.

56-2258083	03-13195	TICO Credit Corporation
58-2358372	03-13191	TICO Credit Company, Inc.
56-2058522	03-13193	TICO Credit Company of North Carolina, Inc.
57-1109035	03-13196	TICO Credit Company of Alabama, Inc.
62-1720278	03-13197	TICO Credit Company of Tennessee, Inc.
57-1111184	03-13198	TICO Credit Company of Mississippi, Inc.
57-1110723	03-13199	TICO Credit Company of Georgia, Inc.
31-4256360	03-13200	Modern Finance dba TICO Credit Company
31-0819992	03-13202	Modern Financial Services, Inc.
74-2873274	03-13182	TICO Credit Company
64-0560143	03-13201	TICO Credit Company
75-2714829	03-13203	TICO Credit Company
57-1129678	03-13194	TICO Credit Company of Virginia, Inc.

57-1076628	03-13204	Thaxton Investment Corporation
57-0997623	03-13205	Southern Management Corporation
62-1618281	03-13206	Southern Finance of Tennessee, Inc.
57-1002963	03-13211	Covington Credit of Texas, Inc.
57-1013036	03-13207	Southern Financial Management, Inc.
57-1094987	03-13208	Covington Credit, Inc.
58-1435012	03-13209	Covington Credit of Georgia, Inc.
57-0827143	03-13212	Southern Finance of South Carolina, Inc.
57-0857420	03-13213	Quick Credit Corporation, Inc.
57-1096371	03-13210	Covington Credit of Louisiana, Inc.

56-2057616	03-13189	Paragon, Inc.
27-9200069	03-13190	Modern Central Recovery

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Consolidated - for information purposes only

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month	45,433,334	—			45,433,334	37,885,940	20,970,070	19,402,924
Receipts
Cash Sales
Accounts Receivable	11,337,581				11,337,581	7,950,000	241,064,477	224,636,238
Interest Income/Other Income	138,705				138,705		4,489,496	1,221,000
Additional Deposits/Tax Withheld					—		—	—
Other (Attach List)	—				—		46,302,400	—
Transfers between Accounts	(3,066,311)	3,066,311			—		0	—
Proceeds from the Sale of Assets				0
							—	—

Total Receipts	8,409,974	3,066,311	—	0	11,476,285	7,950,000	291,856,373	225,857,238

Disbursements
Gross Payroll/Payroll Taxes		3,066,311			3,066,311	2,368,400	39,529,029	42,523,945
Sales, Use & Other Taxes	122,797				122,797		1,045,218	—
Inventory Purchases					—		—	—
Secured/Rental/Leases	193,972				193,972		384,189	—
Insurance/Payroll WH paid from operating accounts	29,517				29,517		63,721	—
Marketing					—		—	—
Property Maintenance/Utilities					—		—	—
Other (Attach List)	1,748,344				1,748,344	3,467,989	38,593,565	29,987,392
					—		—
Loan Proceeds/Expenses Related To Loans/Insurance	3,161,631				3,161,631	2,200,000	118,400,256	118,932,824
					—		—
Deposits to Lenders	—				—		51,444,496	2,500,000
Professional fees - Carve-out	1,831,720				1,831,720	1,232,000	16,165,841	14,270,200
US Trustee Quarterly Fees	—				—	—	444,801	478,250
Court Costs					—		—
Proceeds to Lender for sale of business units				—
Fees associated with sale of business units				—
							—

Total Disbursements	7,087,980	3,066,311	—	—	10,154,291	9,268,389	266,071,115	208,692,611

Net Cash Flow (Receipts less Disbursements)	1,321,994	—	—	0	1,321,994	(1,318,389)	25,785,258	17,164,627

Cash - End of Month	46,755,329	—	—	0	46,755,329	36,567,551	46,755,329	36,567,551

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	0
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	0

FORM MOR-1

THE THAXTON GROUP

CONSOLIDATED

	BUDGET 1/7	BUDGET 1/14	BUDGET 1/21	BUDGET 1/28	BUDGET MONTH JAN
Week Ending
Beginning Cash	$37,885,940	$37,486,140	$36,655,399	$36,542,584	$37,885,940

Cash Receipts

TICO Cash Collected	—	—	—	—	—
SM Cash Collected	1,600,000	1,600,000	2,000,000	2,750,000	7,950,000
TIG Cash Collected	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—
Other Income Collected	—	—	—	—	—
	—	—	—	—	—

Total Cash Receipts	1,600,000	1,600,000	2,000,000	2,750,000	7,950,000

Cash Disbursements
Loan Proceeds Checks	400,000	600,000	600,000	600,000	2,200,000
Expenses related to Loans	—	—	—	—	—
Expenses related to TIG	—	—	—	—	—

Total Cash Disbursements	400,000	600,000	600,000	600,000	2,200,000

NET CASH RECEIPTS	1,200,000	1,000,000	1,400,000	2,150,000	5,750,000

CASH DISBURSEMENTS:

Operating Cash Disbursements

Advertising	100,000	50,000	30,000	30,000	210,000
Bank Charges	10,300	16,000	26,500	—	52,800
Claims Funding*	55,000	55,000	55,000	55,000	220,000
Company Auto	3,000	750	18,000	750	22,500
Computer Costs	2,050	16,300	6,050	2,310	26,710
Dues And Subscriptions	250	6,000	4,000	5,000	15,250
Employee Reimbursements - collections exp	6,000	6,000	6,000	6,000	24,000
Equipment Rental	—	2,500	—	29,500	32,000
Fixed Assets	5,000	5,000	5,000	5,000	20,000
Forms & Printing	—	250	25,000	250	25,500
Insurance	23,000	12,000	10,000	7,000	52,000
Meals & Entertainment	500	750	20,000	500	21,750
Miscellaneous	10,000	10,000	10,015	10,000	40,015
Office Expense	6,375	6,375	6,425	6,375	25,550
Postage	8,375	8,425	8,375	11,875	37,050
Prepaid Expenses	—	5,000	—	—	5,000
Prepaid Software ABS	—	20,000	—	217	20,217
Professional Fees-Ordinary Course	7,000	111,000	1,000	36,000	155,000
Rent	2,000	10,000	2,000	185,206	199,206
Repairs & Maintenance	3,500	8,500	3,500	3,500	19,000
Roadgard	—	49,000	—	—	49,000
Seminars & Meetings	1,750	1,500	10,250	1,500	15,000
Taxes & Licenses	7,500	8,000	29,000	10,500	55,000
Telephone	35,900	13,233	30,000	25,350	104,483
Temporary Agency Staff	5,000	1,000	5,000	1,000	12,000
Board of Directors	15,000	7,000	3,000	—	25,000
Travel	2,250	2,550	26,250	2,850	33,900
Utilities	12,600	10,750	12,000	11,100	46,450

Total Operating Cash Disbursements	322,350	442,883	352,365	446,783	1,564,381

Total Cash Disbursements by Group
Corporate	83,950	177,950	41,450	127,200	430,550
Tico Credit	9,150	8,433	9,415	14,083	41,081
Southern Management	229,250	256,500	301,500	305,500	1,092,750
Thaxton Premium Finance	—	—	—	—	—
Thaxton Commercial Lending	—	—	—	—	—
Thaxton Insurance Group	—	—	—	—	—

Total Operating Cash Disbursements	322,350	442,883	352,365	446,783	1,564,381

Other Items

Interest to Finova	—	654,108	—	—	654,108
Payroll Paid TTG	91,700	—	91,700	—	183,400
Payroll Paid SMC	675,000	325,000	700,000	400,000	2,100,000
401K	—	—	—	85,000	85,000
Restructuring Officer	12,000	12,000	12,000	12,000	48,000
Insurance Renewal	—	—	—	—	—
Credit Insurance Carrier	207,000	65,000	65,000	65,000	402,000
Pre-Filing Prepays	—	—	—	—	—
Bank Fees and Expenses	—	40,000	—	—	40,000
Deposit to Lender	—	—	—	—	—
Special Litigation Expense	—	—	—	—	—
KERP	—	—	—	—	—
US Trustee	—	—	—	120,000	120,000
Bankruptcy Professionals	291,750	291,750	291,750	356,750	1,232,000

Total Other Items	1,277,450	1,387,858	1,160,450	1,038,750	4,864,508

Cash from Operations

Total Collections	1,600,000	1,600,000	2,000,000	2,750,000	7,950,000
Total Disbursements	1,696,050	2,126,991	1,809,065	1,596,783	7,228,889

Net Cash from Operations	(96,050)	(526,991)	190,935	1,153,217	721,111

Restructuring Expense	(303,750)	(303,750)	(303,750)	(488,750)	(1,400,000)

Net Change in Cash	(399,800)	(830,741)	(112,815)	664,467	(678,889)

Adjustment due to New Budget Period
Ending Cash	37,486,140	36,655,399	36,542,584	37,207,051	37,207,051

January 2005

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	FOR INFORMATION PURPOSES ONLY		JOINTLY ADMINISTERED
Monthly Court Report for January-05
	HOLDING COMPANY	HOLDING COMPANY	HOLDING COMPANY

	Consolidated Totals	THAXTON GROUP, INC Corporate	Thaxton Operating Company All activity recorded at sub level	Eagle - All transactions included in Tico Premium	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation All activity recorded at sub level	Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Cash Position	45,433,334.40	44,301,251.53	—	—	(7,538.85)	—	(7,253.84)		1,182,367.52	(35,491.96)

			—
TICO Cash Collected	39,845.81	—		—	—	—	—		—	39,845.81
SM Cash Collected	11,285,132.05	—		—	—	—	—		11,285,132.05	—
TIG Cash Collected	—	—		—	—	—	—		—	—
TPF Cash Collected	12,602.89	—		—	—	—	12,602.89		—	—
TCL Cash Collected	—	—		—	—	—	—		—	—
Other Income Collected	138,704.55	90,945.94		—	—	—	488.58		136.51	47,133.52
Proceeds from the sales of the TICO Assets	—	—

SUBTOTAL	11,476,285.30	90,945.94	—	—	—	—	13,091.47	—	11,285,268.56	86,979.33

		—		—	—	—	—		—	—
	—			—		—	—		—	—
CORRECTION OF BEGINNING BALANCES	—	—		—	—	—	—		—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	2,857,716.48		—	286.00	—	(7,306.76)		(2,781,620.31)	(69,075.41)
	—	—		—	—	—	—		—	—
	—			—		—	—		—	—

Total Cash Receipts and Transfers	11,476,285.30	2,948,662.42	—	—	286.00	—	5,784.71	—	8,503,648.25	17,903.92

				—	—	—	—		—	—
Cash Disbursements - Loans	—			—	—	—	—		—	—
	—			—	—	—	—		—	—
Loan Proceeds Checks	2,912,699.90	(175.62)		—	—	—	(648.57)		2,913,524.09	—
Expenses related to Loans\Thaxton Insurance Group	248,930.86	(33.85)		—	60.00	—	5,206.13		258,205.16	(14,506.58)

Subtotal - Loans	3,161,630.76	(209.47)	—	—	60.00	—	4,557.56		3,171,729.25	(14,506.58)

		—		—	—	—	—		—	—
Cash Disbursements - Other	—	—		—	—	—	—		—	—
Advertising	253,694.47	—		—	—	—	—		253,694.47	—
Bank Charges	53,709.24	20,584.88		—	—	—	—		33,124.36	—
Claims Funding*	140,197.54	7,965.69		—	—	—	—		132,231.85	—
Company Auto	16,734.97	362.58		—	—	—	—		16,372.39	—
Computer Costs	25,087.04	3,927.47		—	—	—	1,184.50		19,263.07	712.00
Dues And Subscriptions	8,044.59	—		—	—	—	—		8,044.59	—
Employee Reimbursements - collections exp	8,649.91	—		—	—	—	—		—	8,649.91
Equipment Rental	5,499.32	—		—	—	—	—		5,499.32	—
Fixed Assets	4,610.39	—		—	—	—	—		4,610.39	—
Forms & Printing	48.75	—		—	—	—	—		48.75	—
Insurance	29,516.73	(1,716.59)		—	—	—	—		31,233.32	—
Meals & Entertainment	8,774.14	—		—	—	—	—		8,774.14	—
Miscellaneous	16,966.39	12,598.99		—	—	—	—		3,100.81	1,266.59
Office Expense	50,365.42	3,110.71		—	—	—	—		46,254.11	1,000.60
Postage	38,585.30	755.98		—	—	—	—		37,829.32	—
Prepaid Expenses	—	—		—	—	—	—		—	—
Prepaid Software ABS	19,190.31	—		—	—	—	—		19,190.31	—
Professional Fees-Ordinary Course	10,766.33	5,642.78		—	—	—	—		5,123.55	—
Rent	193,971.60	18,683.50		—	—	—	—		175,164.50	123.60
Repairs & Maintenance	11,359.91	562.40		—	—	—	—		10,797.51	—
Seminars & Meetings	262.49	—		—	—	—	—		262.49	—
Taxes & Licenses	122,796.56	25,088.38		—	—	—	—		93,700.26	4,007.92
Telephone	108,909.39	(4,451.26)		—	—	—	176.71		112,286.23	897.71
Temporary Agency Staff	5,084.60	3,371.60		—	—	—	—		1,713.00	—
Travel	9,812.99	623.79		—	—	—	—		9,189.20	—
Utilities	40,542.21	1,204.74		—	226.00	—	—		38,549.84	561.63
Interest to Finova	521,069.62	521,069.62		—	—	—	—		—	—
Payroll Paid TTG	57,910.99	42,902.91		—	—	—	—		—	15,008.08
Payroll Paid SMC	3,008,400.47	—		—	—	—	—		3,008,400.47	—
Restructuring Officer	48,000.00	48,000.00		—	—	—	—		—	—
Credit Insurance Payments	304,937.49	—		—	—	—	—		305,167.80	(230.31)
Deposit to Lender	—	—		—	—	—	—		—	—
US Trustee	—	—		—	—	—	—		—	—
Bankruptcy Professionals	1,831,720.00	1,831,720.00		—	—	—	—		—	—
Other	51,897.81	21,158.65		—	—	—	—		30,739.16	—

Total Other Cash Disbursements	6,992,660.01	2,548,709.86	—	—	226.00	—	1,361.21		4,410,365.21	31,997.73

				—			—		—	—

TOTAL ALL CASH DISBURSEMENTS	10,154,290.77	2,548,500.39	—	—	286.00	—	5,918.77		7,582,094.46	17,491.15

	46,755,328.93	44,701,413.56	—	—	(7,538.85)	—	(7,387.90)		2,103,921.31	(35,079.19)

BANK ACCOUNT RECONCILED BALANCES:	46,755,328.93	44,701,413.56			(7,538.85)	—	(7,387.90)		2,103,921.31	(35,079.19)

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

Signature

Robert Dunn
Name and Date

President and Chief Restructuring Officer
Title

THE THAXTON GROUP
Cash Disbursements for THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for	CASES 03-13182 - 03-13213

	Operating	Payroll	Other	Total
Beginning Cash Position	45,433,334.40		—	45,433,334.40

TICO Cash Collected	39,845.81	—	—	39,845.81
SM Cash Collected	11,285,132.05	—	—	11,285,132.05
TIG Cash Collected	—	—	—	—
TPF Cash Collected	12,602.89	—	—	12,602.89
TCL Cash Collected	—	—	—	—
Other Income Collected	138,704.55	—	—	138,704.55
	—	—	—	—
Proceeds from the sales of the TICO Assets	—	—	—	—

SUBTOTAL	11,476,285.30	—	—	11,476,285.30

	—	—	—	—
	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(3,066,311.46)	3,066,311.46	—	0.00
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	8,409,973.84	3,066,311.46	—	11,476,285.30

Cash Disbursements - Loans

Loan Proceeds Checks	2,912,699.90			2,912,699.90
Expenses related to Loans\Thaxton Insurance Group	248,930.86			248,930.86

Subtotal - Loans	3,161,630.76	—	—	3,161,630.76

	—
Cash Disbursements - Other	—
Advertising	253,694.47		—	253,694.47
Bank Charges	53,709.24	—	—	53,709.24
Claims Funding*	140,197.54		—	140,197.54
Company Auto	16,734.97	—	—	16,734.97
Computer Costs	25,087.04	—	—	25,087.04
Dues And Subscriptions	8,044.59	—	—	8,044.59
Employee Reimbursements - collections exp	8,649.91	—	—	8,649.91
Equipment Rental	5,499.32	—	—	5,499.32
Fixed Assets	4,610.39	—	—	4,610.39
Forms & Printing	48.75	—	—	48.75
Insurance	29,516.73	—	—	29,516.73
Meals & Entertainment	8,774.14	—	—	8,774.14
Miscellaneous	16,966.39	—	—	16,966.39
Office Expense	50,365.42	—	—	50,365.42
Postage	38,585.30	—	—	38,585.30
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	19,190.31	—	—	19,190.31
Professional Fees-Ordinary Course	10,766.33	—	—	10,766.33
Rent	193,971.60	—	—	193,971.60
Repairs & Maintenance	11,359.91	—	—	11,359.91
Seminars & Meetings	262.49	—	—	262.49
Taxes & Licenses	122,796.56	—	—	122,796.56
Telephone	108,909.39	—	—	108,909.39
Temporary Agency Staff	5,084.60	—	—	5,084.60
Travel	9,812.99	—	—	9,812.99
Utilities	40,542.21	—	—	40,542.21
Interest to Finova	521,069.62	—	—	521,069.62
Payroll Paid TTG	—	57,910.99	—	57,910.99
Payroll Paid SMC	—	3,008,400.47	—	3,008,400.47
Restructuring Officer	48,000.00	—	—	48,000.00
Credit Insurance Payments	304,937.49	—	—	304,937.49
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	1,831,720.00	—	—	1,831,720.00
Other	51,897.81	—	—	51,897.81

Total Other Cash Disbursements	3,926,348.55	3,066,311.46	—	6,992,660.01

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	7,087,979.31	3,066,311.46	—	10,154,290.77

	46,755,328.93	—	—	46,755,328.93

BANK ACCOUNT RECONCILED BALANCES:

I attest that the above bank statement balances are the actual bank statement balances as shown on the individual bank statements and that all of the bank statements have been reconciled to the general ledger balance

Any differences between the consolidating balance sheet cash and the cash summary are due to additional amounts of petty cash, cash in cash drawers and timing differences.

Signature

Robert Dunn
Name and Date

President and Chief Restructuring Officer
Title

In re:	Case No. 03-13183
The Thaxton Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	2,548,500.39

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.
Monthly Court Report for January-05	Case # 03-13183
FED ID# 57-0669498		INACTIVE

	Consolidated Totals	Cherokee National Trust Account Wachovia 2000020760292	Wachovia Money Market 2003207426123	BB&T ESCROW ACCOUNT 5125898272	WACHOVIA DISBURSEMENT ACCOUNTS 2079900430275 2000014825091	WACHOVIA PAYROLL ACCOUNTS	Paragon,Inc
Beginning Cash Position	44,301,251.53	—	42,297,647.43	416,061.45	1,589,348.45	(1,805.80)	—

	—
TICO Cash Collected	—					—
SM Cash Collected	—					—
TIG Cash Collected	—					—
TPF Cash Collected	—					—
TCL Cash Collected	—					—
Other Income Collected	90,945.94	—	44,916.17		46,029.77	—
Proceeds from the sales of the TICO Assets	—

SUBTOTAL	90,945.94	—	44,916.17	—	46,029.77	—	—

	—					—
CORRECTION OF BEGINNING BALANCES	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,857,716.48	—	250,000.00	—	2,564,813.57	42,902.91	—
	—
	—					—

Total Cash receipts	2,948,662.42	—	294,916.17	—	2,610,843.34	42,902.91	—

						—
Cash Disbursements - Loans						—
						—
Loan Proceeds Checks	(175.62)				(175.62)	—
Expenses related to Loans	(33.85)				(33.85)	—

Subtotal - Loans	(209.47)	—	—	—	(209.47)	—	—

						—
						—
Cash Disbursements - Other						—
Advertising	—					—
Bank Charges	20,584.88		78.18		20,506.70	—
Claims Funding*	7,965.69				7,965.69
Company Auto	362.58				362.58
Computer Costs	3,927.47				3,927.47
Dues And Subscriptions	—				—
Employee Reimbursements—collections exp	—				—
Equipment Rental	—				—
Fixed Assets	—				—
Forms & Printing	—				—
Insurance	(1,716.59)				(1,716.59)
Meals & Entertainment	—				—
Miscellaneous	12,598.99				12,598.99
Office Expense	3,110.71				3,110.71
Postage	755.98				755.98
Prepaid Expenses	—				—
Prepaid Software ABS	—				—
Professional Fees-Ordinary Course	5,642.78				5,642.78
Rent	18,683.50				18,683.50
Repairs & Maintenance	562.40				562.40
Roadgard	—				—
Seminars & Meetings	—				—
Taxes & Licenses	25,088.38				25,088.38
Telephone	(4,451.26)				(4,451.26)
Temporary Agency Staff	3,371.60				3,371.60
Travel	623.79				623.79
Utilities	1,204.74				1,204.74
Interest to Finova	521,069.62				521,069.62
Payroll Paid TTG	42,902.91					42,902.91
Payroll Paid SMC	—
Restructuring Officer	48,000.00				48,000.00
Insurance Renewal	(14,456.96)				(14,456.96)
Credit Insurance Payments	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	1,831,720.00				1,831,720.00
Other	21,158.65				21,158.65

Total Other Cash Disbursements	2,548,709.86	—	78.18	—	2,505,728.77	42,902.91	—

TOTAL ALL CASH DISBURSEMENTS	2,548,500.39	—	78.18	—	2,505,519.30	42,902.91	—

	44,701,413.56	—	42,592,485.42	416,061.45	1,694,672.49	(1,805.80)	—

Book Balance per bank rec.	44,701,413.56	—	42,592,485.42	416,061.45	1,694,672.49	(1,805.80)	—

THE THAXTON GROUP
Cash Disbursements for The Thaxton Group, Inc.	Case No. 03-13183
Monthly Court Report for
FED ID# 57-0669498

	Operating	Payroll	Other	Total
Beginning Cash Position	44,301,251.53	—	—	44,301,251.53

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	90,945.94	—	—	90,945.94
Proceeds from the sales of the TICO Assets

SUBTOTAL	90,945.94	—	—	90,945.94

	—	—	—	—
CORRECTION OF BEGINNING BALANCES	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	2,857,716.48	—	—	2,857,716.48
			—	—
	—	—	—	—

Total Cash receipts	2,948,662.42	—	—	2,948,662.42

Cash Disbursements - Loans
Loan Proceeds Checks	(175.62)	—	—	(175.62)
Expenses related to Loans	(33.85)	—	—	(33.85)

Subtotal - Loans	(209.47)	—	—	(209.47)

Cash Disbursements - Other
Advertising	—	—	—	—
Bank Charges	20,584.88	—	—	20,584.88
Claims Funding*	7,965.69	—	—	7,965.69
Company Auto	362.58	—	—	362.58
Computer Costs	3,927.47	—	—	3,927.47
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	(1,716.59)	—	—	(1,716.59)
Meals & Entertainment	—	—	—	—
Miscellaneous	12,598.99	—	—	12,598.99
Office Expense	3,110.71	—	—	3,110.71
Postage	755.98	—	—	755.98
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	5,642.78	—	—	5,642.78
Rent	18,683.50	—	—	18,683.50
Repairs & Maintenance	562.40	—	—	562.40
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	25,088.38	—	—	25,088.38
Telephone	(4,451.26)	—	—	(4,451.26)
Temporary Agency Staff	3,371.60	—	—	3,371.60
Travel	623.79	—	—	623.79
Utilities	1,204.74	—	—	1,204.74
Interest to Finova	521,069.62	—	—	521,069.62
Payroll Paid TTG	—	42,902.91	—	42,902.91
Payroll Paid SMC	—	—	—	—
Restructuring Officer	48,000.00	—	—	48,000.00
Insurance Renewal	(14,456.96)	—	—	(14,456.96)
Credit Insurance Payments	—	—	—	—
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	1,831,720.00	—	—	1,831,720.00
Other	21,158.65	—	—	21,158.65

Total Other Cash Disbursements	2,505,806.95	42,902.91	—	2,548,709.86

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,505,597.48	42,902.91	—	2,548,500.39

	44,744,316.47	(42,902.91)	—	44,701,413.56

Book Balance per bank rec.

In re:	Case No. 03-13184
Thaxton Operating Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Operating Company	Case # 03-13184	Case No. 01-10573
Monthly Court Report for January-05
FED ID # 57-1083679

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—	HOLDING COMPANY - ALL ACTIVITY THROUGH SUBSIDIARIES						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other

Advertising
Bank Charges								—	—	—	—
Claims Funding*	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13186
TICO Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	5,918.77
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$5,918.77

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO PREMIUM	Case # 03-13186	Case No. 03-13186
Monthly Court Report for January-05
FED ID# 58-2358369

	Consolidated Totals	Wachovia Premium Escrow 2000022989068	WACHOVIA DISBURSE- MENT ACCOUNTS 2000014825664 2079900430589	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,253.84)	7,034.47	(14,288.31)			(7,253.84)	—	—	(7,253.84)

							—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	12,602.89		12,602.89			12,602.89	—	—	12,602.89
TCL Cash Collected	—					—	—	—	—
Other Income Collected	488.58	—	488.58			488.58	—	—	488.58

SUBTOTAL	13,091.47	—	13,091.47	—		13,091.47	—	—	13,091.47

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(7,306.76)		(7,306.76)	—		(7,306.76)	—	—	(7,306.76)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	5,784.71	—	5,784.71	—		5,784.71	—	—	5,784.71

Cash Disbursements - Loans
Loan Proceeds Checks	(648.57)		(648.57)			(648.57)	—	—	(648.57)
Expenses related to Loans	5,206.13		5,206.13			5,206.13	—	—	5,206.13

Subtotal - Loans	4,557.56	—	4,557.56	—		4,557.56			4,557.56

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	1,184.50		1,184.50			1,184.50	—	—	1,184.50
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	176.71		176.71			176.71	—	—	176.71
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
Other	—					—	—	—	—

Total Other Cash Disbursements	1,361.21	—	1,361.21	—	—	1,361.21	—	—	1,361.21

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	5,918.77	—	5,918.77	—		5,918.77	—	—	5,918.77

	(7,387.90)	7,034.47	(14,422.37)	—		(7,387.90)	—	—	(7,387.90)

Book Balance per bank rec.	(7,387.90)	7,034.47	(14,422.37)

In re:	Case No. 03-13185
EAGLE Premium Finance Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for EAGLE	Case No. 03-13185	Case No. 03-13185
Monthly Court Report for January-05
FED ID# 54-0925005

	Consolidated Totals	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—		—	—		—	—	—	—

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—		—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	All transaction in this subsidiary are included in TICO PREMIUM					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—					—	—	—	—
Claims Funding*	—
Company Auto	—					—	—	—	—
Computer Costs	—					—	—	—	—
Dues And Subscriptions	—					—	—	—	—
Employee Reimbursements - collections exp	—					—	—	—	—
Equipment Rental	—					—	—	—	—
Fixed Assets	—					—	—	—	—
Forms & Printing	—					—	—	—	—
Insurance	—					—	—	—	—
Meals & Entertainment	—					—	—	—	—
Miscellaneous	—					—	—	—	—
Office Expense	—					—	—	—	—
Postage	—					—	—	—	—
Prepaid Expenses	—					—	—	—	—
Prepaid Software ABS	—					—	—	—	—
Professional Fees-Ordinary Course	—					—	—	—	—
Rent	—					—	—	—	—
Repairs & Maintenance	—					—	—	—	—
Roadgard	—					—	—	—	—
Seminars & Meetings	—					—	—	—	—
Taxes & Licenses	—					—	—	—	—
Telephone	—					—	—	—	—
Temporary Agency Staff	—					—	—	—	—
Travel	—					—	—	—	—
Utilities	—					—	—	—	—
Interest to Finova	—					—	—	—	—
Payroll Paid TTG	—					—	—	—	—
Payroll Paid SMC	—					—	—	—	—
Restructuring Officer	—					—	—	—	—
Insurance Renewal	—					—	—	—	—
Voyager Payment	—					—	—	—	—
Pre-Filing Prepays	—					—	—	—	—
Deposit to Lender	—					—	—	—	—
US Trustee	—					—	—	—	—
Bankruptcy Professionals	—					—	—	—	—
	—					—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

In re:	Case No. 03-13187
Thaxton Insurance Group, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	286.00
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$286.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Insurance Group	Case # 03-13187	Case No. 03-13187
Monthly Court Report for January-05
FED ID# 57-0926039

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(7,538.85)	(7,538.85)	—		(7,538.85)	—	—	(7,538.85)

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	286.00	286.00	—		286.00	—	—	286.00
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	286.00	286.00	—	—	286.00	—	—	286.00

Cash Disbursements - Loans
Loan Proceeds Checks	—
Expenses related to Loans/TIG	60.00	60.00			60.00			60.00

Subtotal - Loans	60.00	60.00	—		60.00	—	—	60.00

Cash Disbursements - Other
Advertising	—				—			—
Bank Charges	—				—		—	—
Claims Funding*	—				—			—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	226.00	226.00			226.00	—	—	226.00
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	226.00	226.00	—		226.00	—	—	226.00

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	286.00	286.00	—		286.00	—	—	286.00

	(7,538.85)	(7,538.85)	—		(7,538.85)	—	—	(7,538.85)

Book Balance per bank rec.	(7,538.85)	(7,538.85)	—

In re:	Case No. 03-13188
Thaxton Commercial Lending, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers(From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Commercial Lending	Case # 03-13188	Case No. 03-13188
Monthly Court Report for January-05
FED ID# 57-1067973

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825635 2079900430576	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—			—			—
Expenses related to Loans	—			—			—

Subtotal - Loans	—	—	—	—			—

Cash Disbursements - Other	—						—
Advertising	—	—		—			—
Bank Charges	—			—	—	—	—
Claims Funding*	—	—					—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—		—	—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—

In re:	Case No. 03-13189
Paragon, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE
THE FOLLOWING SECTION MUST BE COMPLETED
Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements								—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees								$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Paragon, Inc. - Inactive Company	Case # 03-13189	Case No. 03-13189
Monthly Court Report for January-05
FED ID# 56-2057616

	Consolidated Totals		Wachovia 2003233012187	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—		—	—

	—	—	—		—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—	—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—		—	—
Claims Funding*	—
Company Auto	—			—	—	—	—
Computer Costs	—			—	—	—	—
Dues And Subscriptions	—			—	—	—	—
Employee Reimbursements - collections exp	—			—	—	—	—
Equipment Rental	—			—	—	—	—
Fixed Assets	—			—	—	—	—
Forms & Printing	—			—	—	—	—
Insurance	—			—	—	—	—
Meals & Entertainment	—			—	—	—	—
Miscellaneous	—			—	—	—	—
Office Expense	—			—	—	—	—
Postage	—			—	—	—	—
Prepaid Expenses	—			—	—	—	—
Prepaid Software ABS	—			—	—	—	—
Professional Fees-Ordinary Course	—			—	—	—	—
Rent	—			—	—	—	—
Repairs & Maintenance	—			—	—	—	—
Roadgard	—			—	—	—	—
Seminars & Meetings	—			—	—	—	—
Taxes & Licenses	—			—	—	—	—
Telephone	—			—	—	—	—
Temporary Agency Staff	—			—	—	—	—
Travel	—			—	—	—	—
Utilities	—			—	—	—	—
Interest to Finova	—			—	—	—	—
Payroll Paid TTG	—			—	—	—	—
Payroll Paid SMC	—			—	—	—	—
Restructuring Officer	—			—	—	—	—
Insurance Renewal	—			—	—	—	—
Voyager Payment	—			—	—	—	—
Pre-Filing Prepays	—			—	—	—	—
Deposit to Lender	—			—	—	—	—
US Trustee	—			—	—	—	—
Bankruptcy Professionals	—			—	—	—	—
	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—

				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—

	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP
Monthly Court Report for January-05
FED ID#

	Consolidated Totals	TICO-AL 03-13196	TICO-GA 03-13199	TICO-DE 03-13182	TICO-MS 03-13201	TICO-NC 03-13193	TICO-OH 03-13200	MODERN RECOVERY 03-13190	TICO-SC 03-13191	TICO-TN 03-13203	TICO-HQ 03-13195
Beginning Cash Position	(35,491.96)	—	—	—	—	—	11,505.08	—	—	—	(46,997.04)

	—	—	—	—	—	—	—	—	—	—	—
TICO Cash Collected	39,845.81	—	—	—	—	—	39,845.81	—	—	—	—
SM Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	47,133.52	—	—	17,202.64	10,778.50	—	13,940.44	—	200.01	5,011.93	—

SUBTOTAL	86,979.33	—	—	17,202.64	10,778.50	—	53,786.25	—	200.01	5,011.93	—

	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(69,075.41)	217.55	—	(12,852.28)	(24,072.71)	100.00	(61,038.20)	—	3,314.84	(4,594.36)	29,849.75
	—	—	—	—	—	—	—	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—	—	—	—	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	17,903.92	217.55	—	4,350.36	(13,294.21)	100.00	(7,251.95)	—	3,514.85	417.57	29,849.75

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—	—	—	—	—	—	—	—	—	—	—
Expenses related to Loans	(14,506.58)	—	—	—	(14,565.19)	—	(58.19)	—	(198.63)	(17.00)	332.43

Subtotal - Loans	(14,506.58)	—	—	—	(14,565.19)	—	(58.19)	—	(198.63)	(17.00)	332.43

		—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Other	—	—	—	—	—	—	—	—	—	—	—
Advertising	—	—	—	—	—	—	—	—	—	—	—
Bank Charges	—	—	—	—	—	—	—	—	—	—	—
Claims Funding*	—	—	—	—	—	—	—	—	—	—	—
Company Auto	—	—	—	—	—	—	—	—	—	—	—
Computer Costs	712.00	—	—	—	—	—	682.00	—	—	—	30.00
Dues And Subscriptions	—	—	—	—	—	—	—	—	—	—	—
Employee Reimbursements - collections exp	8,649.91	—	—	4,230.36	253.65	—	3,789.62	—	—	374.57	1.71
Equipment Rental	—	—	—	—	—	—	—	—	—	—	—
Fixed Assets	—	—	—	—	—	—	—	—	—	—	—
Forms & Printing	—	—	—	—	—	—	—	—	—	—	—
Insurance	—	—	—	—	—	—	—	—	—	—	—
Meals & Entertainment	—	—	—	—	—	—	—	—	—	—	—
Miscellaneous	1,266.59	—	—	—	—	—	(160.30)	—	60.00	—	1,366.89
Office Expense	1,000.60	—	—	60.00	600.00	100.00	—	—	120.00	60.00	60.60
Postage	—	—	—	—	—	—	—	—	—	—	—
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	—	—	—	—	—	—	—	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—	—	—	—	—	—	—	—
Rent	123.60	—	—	—	—	—	—	—	123.60	—	—
Repairs & Maintenance	—	—	—	—	—	—	—	—	—	—	—
Roadgard	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	—	—	—	—	—	—	—	—	—	—	—
Taxes & Licenses	4,007.92	217.55	—	60.00	417.33	—	—	—	3,313.04	—	—
Telephone	897.71	—	—	—	—	—	—	—	96.84	—	800.87
Temporary Agency Staff	—	—	—	—	—	—	—	—	—	—	—
Travel	—	—	—	—	—	—	—	—	—	—	—
Utilities	561.63	—	—	—	—	—	—	—	—	—	561.63
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	15,008.08	—	—	—	—	—	—	—	—	—	15,008.08
Payroll Paid SMC	—	—	—	—	—	—	—	—	—	—	—
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	(230.31)	—	—	—	—	—	—	—	—	—	(230.31)
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—
Proceeds to Lender	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—
Other - payment to Investment Banker	—	—	—	—	—	—	—	—	—	—	—

Total Other Cash Disbursements	31,997.73	217.55	—	4,350.36	1,270.98	100.00	4,311.32	—	3,713.48	434.57	17,599.47

TOTAL ALL CASH DISBURSEMENTS	17,491.15	217.55	—	4,350.36	(13,294.21)	100.00	4,253.13	—	3,514.85	417.57	17,931.90

			—	—	—	—	—	—	—	—	—

	(35,079.19)	—	—	—	—	—	(0.00)	—	—	0.00	(35,079.19)

			—	—	—	—	—	—	—	—	—
Book Balance per bank rec.	(35,079.19)	—	—	—	—	—	(0.00)	0.00	—	—	(35,079.19)

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP	Case No. -
Monthly Court Report for
FED ID#

	Operating	Payroll	Other	Total
Beginning Cash Position	(35,491.96)	—	—	(35,491.96)

		—	—	—
TICO Cash Collected	39,845.81	—	—	39,845.81
SM Cash Collected	—	—	—	—
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	47,133.52	—	—	47,133.52

SUBTOTAL	86,979.33	—	—	86,979.33

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(84,083.49)	15,008.08	—	(69,075.41)
	—	—	—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova	—	—	—	—
Holdback, Deposits and Escrows	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	2,895.84	15,008.08	—	17,903.92	—

—
Cash Disbursements - Loans	—
—
Loan Proceeds Checks	—			—
Expenses related to Loans	(14,506.58)			(14,506.58)

Subtotal - Loans	(14,506.58)			(14,506.58)

	—			—
	—			—
Cash Disbursements - Other	—			—
Advertising	—			—
Bank Charges	—	—	—	—
Claims Funding*	—			—
Company Auto	—	—	—	—
Computer Costs	712.00	—	—	712.00
Dues And Subscriptions	—	—	—	—
Employee Reimbursements - collections exp	8,649.91	—	—	8,649.91
Equipment Rental	—	—	—	—
Fixed Assets	—	—	—	—
Forms & Printing	—	—	—	—
Insurance	—	—	—	—
Meals & Entertainment	—	—	—	—
Miscellaneous	1,266.59	—	—	1,266.59
Office Expense	1,000.60	—	—	1,000.60
Postage	—	—	—	—
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	—	—	—	—
Professional Fees-Ordinary Course	—	—	—	—
Rent	123.60	—	—	123.60
Repairs & Maintenance	—	—	—	—
Roadgard	—	—	—	—
Seminars & Meetings	—	—	—	—
Taxes & Licenses	4,007.92	—	—	4,007.92
Telephone	897.71	—	—	897.71
Temporary Agency Staff	—	—	—	—
Travel	—	—	—	—
Utilities	561.63	—	—	561.63
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	15,008.08	—	15,008.08
Payroll Paid SMC	—	—	—	—
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Credit Insurance Payments	(230.31)	—	—	(230.31)
Pre-Filing Prepays	—	—	—	—
Proceeds to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other - payment to Investment Banker	—	—	—	—

Total Other Cash Disbursements	16,989.65	15,008.08	—	31,997.73

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,483.07	15,008.08	—	17,491.15

	(35,079.19)	—	—	(35,079.19)

Book Balance per bank rec.

THE THAXTON GROUP
SUMMARY TICO CREDIT CORP - DISBURSEMENT ACCOUNTS	WACHOVIA #2000014825101	WACHOVIA #2000014826087	Case No. -
Monthly Court Report for January-05
FED ID#

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	TICO-SC	TICO-TN	TICO-HQ	Operating	Payroll	Other	Total
Beginning Cash Position	(46,997.04)	—	—							(46,997.04)	(46,997.04)	—	—	(46,997.04)

	—	—	—	—	—	—	—		—	—		—	—	—
TICO Cash Collected	—										—	—	—	—
SM Cash Collected	—									—	—	—	—	—
TIG Cash Collected	—									—	—	—	—	—
TPF Cash Collected	—									—	—	—	—	—
TCL Cash Collected	—									—	—	—	—	—
Other Income Collected	—									—	—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—	—	—	—
	—										—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	14,400.92	217.55	—	4,350.36	(13,294.21)	100.00	4,253.13	3,514.85	417.57	14,841.67	14,400.92	—	—	14,400.92
Outstanding Checks	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #2000014825101	—	—	—	—	—	—	—	—	—		—	—	—	—
WACHOVIA #101000020906	—	—	—	—	—	—	—	—	—		—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	14,400.92	217.55	—	4,350.36	(13,294.21)	100.00	4,253.13	3,514.85	417.57	14,841.67	14,400.92	—	—	14,400.92

		—	—	—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—	—	—
Loan Proceeds Checks	—										—			—
Expenses related to Loans	(14,506.58)	—	—	—	(14,565.19)		(58.19)	(198.63)	(17.00)	332.43	(14,506.58)			(14,506.58)

Subtotal - Loans	(14,506.58)	—	—	—	(14,565.19)	—	(58.19)	(198.63)	(17.00)	332.43	(14,506.58)			(14,506.58)

		—	—	—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—	—	—			—
Cash Disbursements - Other			—	—	—	—	—	—	—	—	—			—
Advertising	—										—			—
Bank Charges	—										—	—	—	—
Claims Funding*	—										—			—
Company Auto	—										—	—	—	—
Computer Costs	712.00						682.00			30.00	712.00	—	—	712.00
Dues And Subscriptions	—										—	—	—	—
Employee Reimbursements - collections exp	8,649.91			4,230.36	253.65		3,789.62		374.57	1.71	8,649.91	—	—	8,649.91
Equipment Rental	—										—	—	—	—
Fixed Assets	—										—	—	—	—
Forms & Printing	—										—	—	—	—
Insurance	—										—	—	—	—
Meals & Entertainment	—										—	—	—	—
Miscellaneous	1,266.59						(160.30)	60.00		1,366.89	1,266.59	—	—	1,266.59
Office Expense	1,000.60			60.00	600.00	100.00		120.00	60.00	60.60	1,000.60	—	—	1,000.60
Postage	—										—	—	—	—
Prepaid Expenses	—										—	—	—	—
Prepaid Software ABS	—										—	—	—	—
Professional Fees-Ordinary Course	—										—	—	—	—
Rent	123.60							123.60			123.60	—	—	123.60
Repairs & Maintenance	—										—	—	—	—
Roadgard	—										—	—	—	—
Seminars & Meetings	—										—	—	—	—
Taxes & Licenses	4,007.92	217.55		60.00	417.33			3,313.04			4,007.92	—	—	4,007.92
Telephone	897.71							96.84		800.87	897.71	—	—	897.71
Temporary Agency Staff	—										—	—	—	—
Travel	—										—	—	—	—
Utilities	561.63									561.63	561.63	—	—	561.63
Interest to Finova	—										—	—	—	—
Payroll Paid TTG	—										—	—	—	—
Payroll Paid SMC	—										—	—	—	—
Restructuring Officer	—										—	—	—	—
Insurance Renewal	—										—	—	—	—
Credit Insurance Payments	(230.31)									(230.31)	(230.31)	—	—	(230.31)
Pre-Filing Prepays	—										—	—	—	—
Deposit to Lender	—										—	—	—	—
US Trustee	—										—	—	—	—
Bankruptcy Professionals	—										—	—	—	—
Other	—										—	—	—	—

Total Other Cash Disbursements	16,989.65	217.55	—	4,350.36	1,270.98	100.00	4,311.32	3,713.48	434.57	2,591.39	16,989.65	—	—	16,989.65

											—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	2,483.07	217.55	—	4,350.36	(13,294.21)	100.00	4,253.13	3,514.85	417.57	2,923.82	2,483.07	—	—	2,483.07

			—	—	—	—	—	—	—	—

	(35,079.19)	—	—	—	—	—	—	—	—	(35,079.19)	(35,079.19)	—	—	(35,079.19)

			—	—	—	—	—	—	—	—
Book Balance per bank rec.	(35,079.19)		—							(35,079.19)

In re:	Case No. 03-13195
TICO Credit Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	17,931.90
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$17,931.90

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO CREDIT CORPORATION, INC	Case # 03-13195	Case No. 03-13195
Monthly Court Report for January-05
FED ID# 56-2258083

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	(46,997.04)	(46,997.04)	—		(46,997.04)	—		(46,997.04)

	—					—	—	—
TICO Cash Collected	—	—			—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	29,849.75	14,841.67	15,008.08		14,841.67	15,008.08	—	29,849.75
	—				—		—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	29,849.75	14,841.67	15,008.08	—	14,841.67	15,008.08	—	29,849.75

Cash Disbursements - Loans
—
Loan Proceeds Checks	—				—	—		—
Expenses related to Loans	332.43	332.43			332.43			332.43

Subtotal - Loans	332.43	332.43	—		332.43	—	—	332.43

—
		—				—
Cash Disbursements - Other		—				—		—
Advertising	—	—			—	—		—
Bank Charges	—	—			—	—		—
Claims Funding*	—	—			—	—		—
Company Auto	—	—			—	—	—	—
Computer Costs	30.00	30.00			30.00	—	—	30.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	1.71	1.71			1.71	—	—	1.71
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	1,366.89	1,366.89			1,366.89	—	—	1,366.89
Office Expense	60.60	60.60			60.60	—	—	60.60
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	800.87	800.87			800.87	—	—	800.87
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	561.63	561.63			561.63	—	—	561.63
Interest to Finova		—			—	—	—	—
Payroll Paid TTG	15,008.08	—	15,008.08		—	15,008.08	—	15,008.08
Payroll Paid SMC		—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	(230.31)	(230.31)			(230.31)	—	—	(230.31)
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	17,599.47	2,591.39	15,008.08	—	2,591.39	15,008.08	—	17,599.47

TOTAL ALL CASH DISBURSEMENTS	17,931.90	2,923.82	15,008.08	—	2,923.82	15,008.08	—	17,931.90

	(35,079.19)	(35,079.19)	—	—	(35,079.19)	—	—	(35,079.19)

Book Balance per bank rec.	(35,079.19)	(35,079.19)	—

In re:	Case No. 03-13194
TICO Credit Company of Virginia, Inc.	JointlyAdministered

SEE ATTACHED SCHEDULES	ReportingPeriod January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENT

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cummulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO VA	Case # 03-13194	Case No. 03-13194
Monthly Court Report for January-05
FED ID# 57-1129678

	Consolidated Totals						Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—		—	—	—	—

	—							—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	—						—	—	—	—
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—						—	—	—	—
							—	—	—	—
	—	All Cash is included in TICO SC					—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans

Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—			—	—	—	—
Claims Funding*	—			—
Company Auto	—			—			—	—	—	—
Computer Costs	—			—			—	—	—	—
Dues And Subscriptions	—			—			—	—	—	—
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	—			—			—	—	—	—
Forms & Printing	—			—			—	—	—	—
Insurance	—			—			—	—	—	—
Meals & Entertainment	—			—			—	—	—	—
Miscellaneous	—			—			—	—	—	—
Office Expense	—			—			—	—	—	—
Postage	—			—			—	—	—	—
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	—			—			—	—	—	—
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	—			—			—	—	—	—
Repairs & Maintenance	—			—			—	—	—	—
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	—			—			—	—	—	—
Telephone	—			—			—	—	—	—
Temporary Agency Staff	—			—			—	—	—	—
Travel	—			—			—	—	—	—
Utilities	—			—			—	—	—	—
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	—			—			—	—	—	—
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
	—			—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—

							—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

28

In re:	Case No. 03-13191
TICO Credit Company, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	3,514.85
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$3,514.85

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-SC	Case No. 03-13191	Case No. 03-13191
Monthly Court Report for January-05
FED ID# 58-2358372

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—		—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	200.01	200.01			200.01	—	—	200.01

SUBTOTAL	200.01	200.01	—		200.01	—	—	200.01

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	3,314.84	3,314.84	—		3,314.84	—	—	3,314.84
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	3,514.85	3,514.85	—	—	3,514.85	—	—	3,514.85

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(198.63)	(198.63)			(198.63)	—	—	(198.63)

Subtotal - Loans	(198.63)	(198.63)	—		(198.63)	—	—	(198.63)

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	60.00	60.00			60.00	—	—	60.00
Office Expense	120.00	120.00			120.00	—	—	120.00
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	123.60	123.60			123.60	—	—	123.60
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	3,313.04	3,313.04			3,313.04	—	—	3,313.04
Telephone	96.84	96.84			96.84	—	—	96.84
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—				—	—	—	—

Total Other Cash Disbursements	3,713.48	3,713.48	—	—	3,713.48	—	—	3,713.48

							—	—

TOTAL ALL CASH DISBURSEMENTS	3,514.85	3,514.85	—	—	3,514.85	—	—	3,514.85

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13196
TICO Credit Company of Alabama, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	217.55
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$217.55

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO ALABAMA	Case No. 03-13196	Case No. 03-13196
Monthly Court Report for January-05
FED ID# 57-1109035

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Bank Vernon 176034601	Community Bank 45571377	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—		—

	—						—	—	—
TICO Cash Collected	—			—	—	—	—	—	—
SM Cash Collected	—					—	—	—	—
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	217.55	217.55	—	—	—	217.55	—	—	217.55
	—					—	—		—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	217.55	217.55	—	—	—	217.55	—	—	217.55

Cash Disbursements - Loans
Loan Proceeds Checks	—	—				—	—		—
Expenses related to Loans	—	—				—	—		—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	—	—				—	—		—
Bank Charges	—	—		—		—	—		—
Claims Funding*	—	—							—
Company Auto	—	—				—	—	—	—
Computer Costs	—	—				—	—	—	—
Dues And Subscriptions	—	—				—	—	—	—
Employee Reimbursements - collections exp	—	—				—	—	—	—
Equipment Rental	—	—				—	—	—	—
Fixed Assets	—	—				—	—	—	—
Forms & Printing	—	—				—	—	—	—
Insurance	—	—				—	—	—	—
Meals & Entertainment	—	—				—	—	—	—
Miscellaneous	—	—				—	—	—	—
Office Expense	—	—				—	—	—	—
Postage	—	—				—	—	—	—
Prepaid Expenses	—	—				—	—	—	—
Prepaid Software ABS	—	—				—	—	—	—
Professional Fees-Ordinary Course	—	—				—	—	—	—
Rent	—	—				—	—	—	—
Repairs & Maintenance	—	—				—	—	—	—
Roadgard	—	—				—	—	—	—
Seminars & Meetings	—	—				—	—	—	—
Taxes & Licenses	217.55	217.55				217.55	—	—	217.55
Telephone	—	—				—	—	—	—
Temporary Agency Staff	—	—				—	—	—	—
Travel	—	—				—	—	—	—
Utilities	—	—				—	—	—	—
Interest to Finova	—	—				—	—	—	—
Payroll Paid TTG	—	—	—			—	—	—	—
Payroll Paid SMC	—	—				—	—	—	—
Restructuring Officer	—	—				—	—	—	—
Insurance Renewal	—	—				—	—	—	—
Voyager Payment	—	—				—	—	—	—
Pre-Filing Prepays	—	—				—	—	—	—
Deposit to Lender	—	—				—	—	—	—
US Trustee	—	—				—	—	—	—
Bankruptcy Professionals	—	—				—	—	—	—
Other	—	—				—	—	—	—

Total Other Cash Disbursements	217.55	217.55	—	—	—	217.55	—	—	217.55

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	217.55	217.55	—	—	—	217.55	—	—	217.55

	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—			—	—

In re:	Case No. 03-13193
TICO Credit Company of North Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	100.00
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$100.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-NC	Case No. 03-13193	Case No. 03-13193
Monthly Court Report for January-05
FED ID# 56-2058522

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—	—	—		—	—	—	—
	—	—	—		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	100.00	100.00	—		100.00	—	—	100.00
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	100.00	100.00	—		100.00	—	—	100.00

Cash Disbursements - Loans
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	—	—			—	—	—	—

Subtotal - Loans	—	—	—		—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	100.00	100.00			100.00	—	—	100.00
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	100.00	100.00	—	—	100.00	—	—	100.00

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	100.00	100.00	—	—	100.00	—	—	100.00

	—	—	—		—	—	—	—

Book Balance per bank rec.	—	—		—	—	—	—	—

In re:	Case No. 03-13182
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED “ columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	4,350.36
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$4,350.36

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO - DELAWARE	Case No. 03-13182
Monthly Court Report for January-05
FED ID # 74-2873274

	Consolidated Totals	WACHOVIA DISBURSE- MENT ACCOUNTS	Fifth Third Bank 1050032006	BB&T 5181006058	BB&T 5180186451	BB&T 5180158407	Ohio Valley 8012564	First National Bank 5711347	PNC Bank 3004243118	National City 754211488
Beginning Cash Position	—	—	—	—	—	—	—	—	—	—

—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	17,202.64	17,202.64

SUBTOTAL	17,202.64	17,202.64	—	—	—	—	—	—	—	—

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(12,852.28)	(12,852.28)	—	—	—	—	—	—	—	—
—
—
—
—

Total Cash Receipts and Transfers	4,350.36	4,350.36	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—
Expenses related to Loans	—	—

Subtotal - Loans	—	—	—	—	—	—	—	—	—	—

—
—
Cash Disbursements - Other		—
Advertising	—	—
Bank Charges	—			—	—	—	—		—
Claims Funding*	—	—
Company Auto	—	—
Computer Costs	—	—
Dues And Subscriptions	—	—
Employee Reimbursements - collections exp	4,230.36	4,230.36
Equipment Rental	—	—
Fixed Assets	—	—
Forms & Printing	—	—
Insurance	—	—
Meals & Entertainment	—	—
Miscellaneous	—	—
Office Expense	60.00	60.00
Postage	—	—
Prepaid Expenses	—	—
Prepaid Software ABS	—	—
Professional Fees-Ordinary Course	—	—
Rent	—	—
Repairs & Maintenance	—	—
Roadgard	—	—
Seminars & Meetings	—	—
Taxes & Licenses	60.00	60.00
Telephone	—	—
Temporary Agency Staff	—	—
Travel	—	—
Utilities	—	—
Interest to Finova	—	—
Payroll Paid TTG	—	—
Payroll Paid SMC	—	—
Restructuring Officer	—	—
Insurance Renewal	—	—
Voyager Payment	—	—
Pre-Filing Prepays	—	—
Deposit to Lender	—	—
US Trustee	—	—
Bankruptcy Professionals	—	—
Other	—	—

Total Other Cash Disbursements	4,350.36	4,350.36	—	—	—	—	—	—	—	—

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	4,350.36	4,350.36	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—	—	—	—	—	—

THE THAXTON GROUP
Cash Disbursements for TICO-DELAWARE	Case No. 03-13182
Monthly Court Report for January-05
FED ID # 74-2873274

		Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—

			—	—	—
TICO Cash Collected		—	—	—	—
SM Cash Collected		—	—	—	—
TIG Cash Collected		—	—	—	—
TPF Cash Collected		—	—	—	—
TCL Cash Collected		—	—	—	—
Other Income Collected		17,202.64	—	—	17,202.64

SUBTOTAL		17,202.64	—	—	17,202.64

		—	—	—	—
		—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS		(12,852.28)	—	—	(12,852.28)
		—	—	—	—
		—	—	—	—
		—	—	—	—
		—	—	—	—

Total Cash Receipts and Transfers	—	4,350.36	—	—	4,350.36

Cash Disbursements - Loans
Loan Proceeds Checks		—			—
Expenses related to Loans		—			—

Subtotal - Loans		—	—	—	—

—
Cash Disbursements - Other		—
Advertising		—	—	—	—
Bank Charges		—	—	—	—
Claims Funding*		—	—	—	—
Company Auto		—	—	—	—
Computer Costs		—	—	—	—
Dues And Subscriptions		—	—	—	—
Employee Reimbursements - collections exp		4,230.36	—	—	4,230.36
Equipment Rental		—	—	—	—
Fixed Assets		—	—	—	—
Forms & Printing		—	—	—	—
Insurance		—	—	—	—
Meals & Entertainment		—	—	—	—
Miscellaneous		—	—	—	—
Office Expense		60.00	—	—	60.00
Postage		—	—	—	—
Prepaid Expenses		—	—	—	—
Prepaid Software ABS		—	—	—	—
Professional Fees-Ordinary Course		—	—	—	—
Rent		—	—	—	—
Repairs & Maintenance		—	—	—	—
Roadgard		—	—	—	—
Seminars & Meetings		—	—	—	—
Taxes & Licenses		60.00	—	—	60.00
Telephone		—	—	—	—
Temporary Agency Staff		—	—	—	—
Travel		—	—	—	—
Utilities		—	—	—	—
Interest to Finova		—	—	—	—
Payroll Paid TTG		—	—	—	—
Payroll Paid SMC		—	—	—	—
Restructuring Officer		—	—	—	—
Insurance Renewal		—	—	—	—
Voyager Payment		—	—	—	—
Pre-Filing Prepays		—	—	—	—
Deposit to Lender		—	—	—	—
US Trustee		—	—	—	—
Bankruptcy Professionals		—	—	—	—
Other		—	—	—	—

Total Other Cash Disbursements	—	4,350.36	—	—	4,350.36

		—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	4,350.36	—	—	4,350.36

	—	—	—	—	—

Book Balance per bank rec.

In re:	Case No. 03-13199
TICO Credit Company of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO Credit of Georgia, Inc.	Case # 03-13199	Case No. 03-13199
Monthly Court Report for January-05
FED ID# 57-1110723

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—				—	—	—	—

	—					—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—		—	—	—	—

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	—	—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—		—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—			—
Expenses related to Loans	—	—			—			—

Subtotal - Loans	—	—	—		—	—	—	—

Cash Disbursements - Other		—
Advertising	—	—			—			—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—			—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	—	—			—	—	—	—
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

						—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13200
Modern Finance dba TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	4,253.13
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$4,253.13

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD	Case No. 03-13200	Case No. 03-13200
Monthly Court Report for January-05
FED ID# 31-4256360

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	National City 394058175	Operating	Payroll	Other	Total
Beginning Cash Position	11,505.08	—	—	11,505.08	11,505.08	—	—	11,505.08

	—					—	—	—
TICO Cash Collected	39,845.81	39,845.81			39,845.81	—	—	39,845.81
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	13,940.44	13,940.44			13,940.44	—	—	13,940.44

SUBTOTAL	53,786.25	53,786.25	—	—	53,786.25	—	—	53,786.25

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(61,038.20)	(49,533.12)	—	(11,505.08)	(61,038.20)	—	—	(61,038.20)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	(7,251.95)	4,253.13	—	(11,505.08)	(7,251.95)	—	—	(7,251.95)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(58.19)	(58.19)			(58.19)	—	—	(58.19)

Subtotal - Loans	(58.19)	(58.19)	—	—	(58.19)	—	—	(58.19)

Cash Disbursements - Other
Advertising		—
Bank Charges	—	—		—	—	—	—	—
Claims Funding*	—	—						—
Company Auto	—	—			—	—	—	—
Computer Costs	682.00	682.00			682.00	—	—	682.00
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	3,789.62	3,789.62			3,789.62	—	—	3,789.62
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	(160.30)	(160.30)			(160.30)	—	—	(160.30)
Office Expense	—	—			—	—	—	—
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	4,311.32	4,311.32	—	—	4,311.32	—	—	4,311.32

—

TOTAL ALL CASH DISBURSEMENTS	4,253.13	4,253.13	—	—	4,253.13	—	—	4,253.13

	(0.00)	—	—	—	(0.00)	—	—	(0.00)

Book Balance per bank rec.	(0.00)			—

In re:	Case No. 03-13190
Modern Central Recovery	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED ” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Modern Central Recovery	Case # 03-13190	Case No. 03-13190
Monthly Court Report for January-05
FED ID# 27-9200069

	Consolidated Totals		WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—			—	—	—	—

	—	—	—	—	—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	—				—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

—
—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—		—		—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—		—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—				—	—	—	—
Claims Funding*	—
Company Auto	—				—	—	—	—
Computer Costs	—				—	—	—	—
Dues And Subscriptions	—				—	—	—	—
Employee Reimbursements - collections exp	—				—	—	—	—
Equipment Rental	—				—	—	—	—
Fixed Assets	—				—	—	—	—
Forms & Printing	—				—	—	—	—
Insurance	—				—	—	—	—
Meals & Entertainment	—				—	—	—	—
Miscellaneous	—				—	—	—	—
Office Expense	—				—	—	—	—
Postage	—				—	—	—	—
Prepaid Expenses	—				—	—	—	—
Prepaid Software ABS	—				—	—	—	—
Professional Fees-Ordinary Course	—				—	—	—	—
Rent	—				—	—	—	—
Repairs & Maintenance	—				—	—	—	—
Roadgard	—				—	—	—	—
Seminars & Meetings	—				—	—	—	—
Taxes & Licenses	—				—	—	—	—
Telephone	—				—	—	—	—
Temporary Agency Staff	—				—	—	—	—
Travel	—				—	—	—	—
Utilities	—				—	—	—	—
Interest to Finova	—				—	—	—	—
Payroll Paid TTG	—		—		—	—	—	—
Payroll Paid SMC	—				—	—	—	—
Restructuring Officer	—				—	—	—	—
Insurance Renewal	—				—	—	—	—
Voyager Payment	—				—	—	—	—
Pre-Filing Prepays	—				—	—	—	—
Deposit to Lender	—				—	—	—	—
US Trustee	—				—	—	—	—
Bankruptcy Professionals	—				—	—	—	—
	—				—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

					—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—

Book Balance per bank rec.	0.00	—	—

In re:	Case No. 03-13188
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENT

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	(13,294.21)
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	($13,294.21)

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MISSISSIPPI	Case No. 03-13201	Case No. 03-13201
Monthly Court Report for January-05
FED ID# 64-0560143

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—	—		—			—

	—			—	—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	—			—	—	—	—
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	10,778.50	10,778.50		10,778.50	—	—	10,778.50

SUBTOTAL	10,778.50	10,778.50	—	10,778.50	—	—	10,778.50

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(24,072.71)	(24,072.71)		(24,072.71)	—	—	(24,072.71)
	—			—		—	—
Funds Received From Sale of Tico Mississippi - sent directly to Finova Holdback, Deposits and Escrows	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	(13,294.21)	(13,294.21)	—	(13,294.21)	—	—	(13,294.21)

Cash Disbursements - Loans
Loan Proceeds Checks	—	—		—	—	—	—
Expenses related to Loans	(14,565.19)	(14,565.19)		(14,565.19)	—	—	(14,565.19)

Subtotal - Loans	(14,565.19)	(14,565.19)		(14,565.19)	—	—	(14,565.19)

Cash Disbursements - Other	—
Advertising	—	—		—	—	—	—
Bank Charges	—	—		—	—	—	—
Claims Funding*	—	—		—	—	—	—
Company Auto	—	—		—	—	—	—
Computer Costs	—	—		—	—	—	—
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	253.65	253.65		253.65	—	—	253.65
Equipment Rental	—	—		—	—	—	—
Fixed Assets	—	—		—	—	—	—
Forms & Printing	—	—		—	—	—	—
Insurance	—	—		—	—	—	—
Meals & Entertainment	—	—		—	—	—	—
Miscellaneous	—	—		—	—	—	—
Office Expense	600.00	600.00		600.00	—	—	600.00
Postage	—	—		—	—	—	—
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	—	—		—	—	—	—
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	—	—		—	—	—	—
Repairs & Maintenance	—	—		—	—	—	—
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	417.33	417.33		417.33	—	—	417.33
Telephone	—	—		—	—	—	—
Temporary Agency Staff	—	—		—	—	—	—
Travel	—	—		—	—	—	—
Utilities	—	—		—	—	—	—
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	—	—		—	—	—	—
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	—	—		—	—	—	—
Pre-Filing Prepays	—	—		—	—	—	—
Proceeds to Lender	—			—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other - payment to Investment Banker	—			—	—	—	—

Total Other Cash Disbursements	1,270.98	1,270.98		1,270.98	—	—	1,270.98

TOTAL ALL CASH DISBURSEMENTS	(13,294.21)	(13,294.21)		(13,294.21)	—	—	(13,294.21)

	—	—		—	—	—	—

Book Balance per bank rec.	—
—

In re:	Case No. 03-13203
TICO Credit Company	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	417.57
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$417.57

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENNESSEE	Case No. 03-13203	Case No. 03-13203
Monthly Court Report for January-05
FED ID# 75-2714829

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Federal 163323989	Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—	—	—

	—				—	—	—	—
TICO Cash Collected	—				—	—	—	—
SM Cash Collected	—				—	—	—	—
TIG Cash Collected	—				—	—	—	—
TPF Cash Collected	—				—	—	—	—
TCL Cash Collected	—				—	—	—	—
Other Income Collected	5,011.93	5,011.93			5,011.93	—	—	5,011.93

SUBTOTAL	5,011.93	5,011.93	—	—	5,011.93	—	—	5,011.93

	—				—	—	—	—
	—				—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(4,594.36)	(4,594.36)	—	—	(4,594.36)	—	—	(4,594.36)
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—
	—				—	—	—	—

Total Cash Receipts and Transfers	417.57	417.57	—	—	417.57	—	—	417.57

—
Cash Disbursements - Loans					—
—
Loan Proceeds Checks	—	—			—	—	—	—
Expenses related to Loans	(17.00)	(17.00)			(17.00)	—	—	(17.00)

Subtotal - Loans	(17.00)	(17.00)	—	—	(17.00)	—	—	(17.00)

—
—
Cash Disbursements - Other					—
Advertising	—	—			—	—	—	—
Bank Charges	—	—			—	—	—	—
Claims Funding*	—	—			—	—	—	—
Company Auto	—	—			—	—	—	—
Computer Costs	—	—			—	—	—	—
Dues And Subscriptions	—	—			—	—	—	—
Employee Reimbursements - collections exp	374.57	374.57			374.57	—	—	374.57
Equipment Rental	—	—			—	—	—	—
Fixed Assets	—	—			—	—	—	—
Forms & Printing	—	—			—	—	—	—
Insurance	—	—			—	—	—	—
Meals & Entertainment	—	—			—	—	—	—
Miscellaneous	—	—			—	—	—	—
Office Expense	60.00	60.00			60.00	—	—	60.00
Postage	—	—			—	—	—	—
Prepaid Expenses	—	—			—	—	—	—
Prepaid Software ABS	—	—			—	—	—	—
Professional Fees-Ordinary Course	—	—			—	—	—	—
Rent	—	—			—	—	—	—
Repairs & Maintenance	—	—			—	—	—	—
Roadgard	—	—			—	—	—	—
Seminars & Meetings	—	—			—	—	—	—
Taxes & Licenses	—	—			—	—	—	—
Telephone	—	—			—	—	—	—
Temporary Agency Staff	—	—			—	—	—	—
Travel	—	—			—	—	—	—
Utilities	—	—			—	—	—	—
Interest to Finova	—	—			—	—	—	—
Payroll Paid TTG	—	—	—		—	—	—	—
Payroll Paid SMC	—	—			—	—	—	—
Restructuring Officer	—	—			—	—	—	—
Insurance Renewal	—	—			—	—	—	—
Voyager Payment	—	—			—	—	—	—
Pre-Filing Prepays	—	—			—	—	—	—
Deposit to Lender	—	—			—	—	—	—
US Trustee	—	—			—	—	—	—
Bankruptcy Professionals	—	—			—	—	—	—
Other	—	—			—	—	—	—

Total Other Cash Disbursements	434.57	434.57	—	—	434.57	—	—	434.57

TOTAL ALL CASH DISBURSEMENTS	417.57	417.57	—	—	417.57	—	—	417.57

	0.00	0.00	—	—	0.00	—	—	0.00

Book Balance per bank rec.	—			—

In re:	Case No. 03-13197
TICO Credit Company of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO TENN-DORMANT	Case # 03-13197	Case No. 03-13197
Monthly Court Report for January-05
FED ID# 62-1720278

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—		—

In re:	Case No. 03-13198
TICO Credit Company of Mississippi, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO MS - DORMANT	Case # 03-13198	Case No. 03-13198
Monthly Court Report for January-05
FED ID# 57-1111184

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—			—	—				—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges								—	—	—	—
Claims Funding*
Company Auto								—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
	—		—	—	—			—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—
	—	—

In re:	Case No. 03-13202
Modern Financial Services, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month

Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for TICO-OH-MOD-SUB - Inactive	DORMANT	Case # 03-13202	Case No. 03-13202
Monthly Court Report for January-05
FED ID# 31-0819992

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—		—	—					—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—	—	—	—				—	—	—	—
Claims Funding*	—	—	—	—
Company Auto	—							—	—	—	—
Computer Costs	—							—	—	—	—
Dues And Subscriptions	—							—	—	—	—
Employee Reimbursements - collections exp	—							—	—	—	—
Equipment Rental	—							—	—	—	—
Fixed Assets	—							—	—	—	—
Forms & Printing	—							—	—	—	—
Insurance	—							—	—	—	—
Meals & Entertainment	—							—	—	—	—
Miscellaneous	—							—	—	—	—
Office Expense	—							—	—	—	—
Postage	—							—	—	—	—
Prepaid Expenses	—							—	—	—	—
Prepaid Software ABS	—							—	—	—	—
Professional Fees-Ordinary Course	—							—	—	—	—
Rent	—							—	—	—	—
Repairs & Maintenance	—							—	—	—	—
Roadgard	—							—	—	—	—
Seminars & Meetings	—							—	—	—	—
Taxes & Licenses	—							—	—	—	—
Telephone	—							—	—	—	—
Temporary Agency Staff	—							—	—	—	—
Travel	—							—	—	—	—
Utilities	—							—	—	—	—
Interest to Finova	—							—	—	—	—
Payroll Paid TTG	—							—	—	—	—
Payroll Paid SMC	—							—	—	—	—
Restructuring Officer	—							—	—	—	—
Insurance Renewal	—							—	—	—	—
Voyager Payment	—							—	—	—	—
Pre-Filing Prepays	—							—	—	—	—
Deposit to Lender	—							—	—	—	—
US Trustee	—							—	—	—	—
Bankruptcy Professionals	—							—	—	—	—
	—							—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.	—	—	—	—	—

In re:	Case No. 03-13204
Thaxton Investment Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Thaxton Investment Company	Case No. 03-13204	Case No. 03-13204
Monthly Court Report for January-05
FED ID# 57-1076628

	Consolidated Totals	First Citizens Bank 650001120701	SCBT of Piedmont 30020101	Spratt Savings & Loan 70726	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS 2000014825648 2000014825114	WACHOVIA PAYROLL ACCOUNTS		Operating	Payroll	Other	Total
Beginning Cash Position	—								—	—	—	—

	—									—	—	—
TICO Cash Collected	—								—	—	—	—
SM Cash Collected	—								—	—	—	—
TIG Cash Collected	—								—	—	—	—
TPF Cash Collected	—								—	—	—	—
TCL Cash Collected	—								—	—	—	—
Other Income Collected	—			No Activity - Holding Company - all activity recorded at subsidiary level.					—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—

	—								—	—	—	—
	—								—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—
	—								—	—	—	—

Total Cash Receipts and Transfers	—	—	—	—	—	—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—								—	—	—	—
Claims Funding*	—
Company Auto	—								—	—	—	—
Computer Costs	—								—	—	—	—
Dues And Subscriptions	—								—	—	—	—
Employee Reimbursements - collections exp	—								—	—	—	—
Equipment Rental	—								—	—	—	—
Fixed Assets	—								—	—	—	—
Forms & Printing	—								—	—	—	—
Insurance	—								—	—	—	—
Meals & Entertainment	—								—	—	—	—
Miscellaneous	—								—	—	—	—
Office Expense	—								—	—	—	—
Postage	—								—	—	—	—
Prepaid Expenses	—								—	—	—	—
Prepaid Software ABS	—								—	—	—	—
Professional Fees-Ordinary Course	—								—	—	—	—
Rent	—								—	—	—	—
Repairs & Maintenance	—								—	—	—	—
Roadgard	—								—	—	—	—
Seminars & Meetings	—								—	—	—	—
Taxes & Licenses	—								—	—	—	—
Telephone	—								—	—	—	—
Temporary Agency Staff	—								—	—	—	—
Travel	—								—	—	—	—
Utilities	—								—	—	—	—
Interest to Finova	—								—	—	—	—
Payroll Paid TTG	—								—	—	—	—
Payroll Paid SMC	—								—	—	—	—
Restructuring Officer	—								—	—	—	—
Insurance Renewal	—								—	—	—	—
Voyager Payment	—								—	—	—	—
Pre-Filing Prepays	—								—	—	—	—
Deposit to Lender	—								—	—	—	—
US Trustee	—								—	—	—	—
Bankruptcy Professionals	—								—	—	—	—
	—								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—	—

									—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—	—

—

Book Balance per bank rec.	—

THE THAXTON GROUP
SUMMARY - SOUTHERN MANAGEMENT	Case No. -
Monthly Court Report for January-05
FED ID#

	Consolidated Totals	Covington Credit-OK 03- 13208	Covington Credit of Texas 03-13211	Southern Finance of South Carolina 03-13212	Covington Credit of Georgia 03-13209	Quick Credit 03-13213	Southern Finance of Tennesse 03-13206	Corporate HQ 03-13205	Operating	Payroll	Other	Total
Beginning Cash Position	1,182,367.52	181,822.19	603,390.00	444,324.45	36,257.11	—	158,680.12	(242,106.35)	1,182,367.52	—	—	1,182,367.52

	—	—	—	—	—	—	—			—	—	—
TICO Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
SM Cash Collected	11,285,132.05	367,586.81	3,059,525.66	2,787,322.93	1,401,261.82	1,509,196.14	1,099,905.63	1,060,333.06	11,285,132.05	—	—	11,285,132.05
TIG Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TPF Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
TCL Cash Collected	—	—	—	—	—	—	—	—	—	—	—	—
Other Income Collected	136.51	—	—	—	—	—	—	136.51	136.51	—	—	136.51

SUBTOTAL	11,285,268.56	367,586.81	3,059,525.66	2,787,322.93	1,401,261.82	1,509,196.14	1,099,905.63	1,060,469.57	11,285,268.56	—	—	11,285,268.56

	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	(3,008,400.47)	3,008,400.47	—	—
GENERAL LEDGER SWEEPS AND TRANSFERS	(2,781,620.31)	13,318.16	(1,146,093.58)	(692,401.67)	(296,850.80)	(485,776.32)	(376,836.97)	203,020.87	(2,781,620.31)	—	—	(2,781,620.31)
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—	—	—	—	—

Total Cash Receipts and Transfers	8,503,648.25	380,904.97	1,913,432.08	2,094,921.26	1,104,411.02	1,023,419.82	723,068.66	1,263,490.44	5,495,247.78	3,008,400.47	—	8,503,648.25

		—	—	—	—	—	—	—	—
Cash Disbursements - Loans		—	—	—	—	—	—	—	—
		—	—	—	—	—	—	—	—
Loan Proceeds Checks	2,913,524.09	106,609.42	859,395.37	790,878.06	376,188.76	434,679.41	345,773.07	—	2,913,524.09			2,913,524.09
Expenses related to Loans	258,205.16	24,826.36	63,334.63	58,586.69	40,590.58	39,012.91	31,853.99	—	258,205.16			258,205.16

Subtotal - Loans	3,171,729.25	131,435.78	922,730.00	849,464.75	416,779.34	473,692.32	377,627.06	—	3,171,729.25			3,171,729.25

		—	—	—	—	—	—	—	—			—
		—	—	—	—	—	—	—	—			—
Cash Disbursements - Other		—	—	—	—	—	—	—	—			—
Advertising	253,694.47	3,136.10	28,459.99	17,212.66	9,668.45	8,869.19	8,097.51	178,250.57	253,694.47			253,694.47
Bank Charges	33,124.36	—	—	—	—	—	—	33,124.36	33,124.36	—	—	33,124.36
Claims Funding*	132,231.85	6,643.48	71,961.87	16,882.91	2,365.86	21,296.71	5,893.14	7,187.88	132,231.85			132,231.85
Company Auto	16,372.39	323.31	3,819.32	5,969.31	1,514.80	1,266.08	751.96	2,727.61	16,372.39	—	—	16,372.39
Computer Costs	19,263.07	48.53	1,463.11	287.68	663.31	39.52	194.97	16,565.95	19,263.07	—	—	19,263.07
Dues And Subscriptions	8,044.59	—	900.00	5,360.00	30.00	—	1,754.59	—	8,044.59	—	—	8,044.59
Employee Reimbursements - collections exp	—	—	—	—	—	—	—	—	—	—	—	—
Equipment Rental	5,499.32	—	—	—	—	—	—	5,499.32	5,499.32	—	—	5,499.32
Fixed Assets	4,610.39	—	557.64	2,250.25	—	654.50	1,148.00	—	4,610.39	—	—	4,610.39
Forms & Printing	48.75	—	—	41.31	7.44	—	—	—	48.75	—	—	48.75
Insurance	31,233.32	45.04	487.96	337.70	1,335.36	382.17	131.02	28,514.07	31,233.32	—	—	31,233.32
Meals & Entertainment	8,774.14	261.92	1,888.03	1,746.93	693.77	1,146.87	516.02	2,520.60	8,774.14	—	—	8,774.14
Miscellaneous	3,100.81	499.59	985.76	263.31	568.87	92.37	3.01	687.90	3,100.81	—	—	3,100.81
Office Expense	46,254.11	1,855.61	14,777.48	11,527.23	5,798.54	6,531.69	4,170.09	1,593.47	46,254.11	—	—	46,254.11
Postage	37,829.32	1,671.33	6,928.68	7,476.34	2,965.84	3,820.77	1,971.60	12,994.76	37,829.32	—	—	37,829.32
Prepaid Expenses	—	—	—	—	—	—	—	—	—	—	—	—
Prepaid Software ABS	19,190.31	946.64	6,564.82	4,353.22	2,808.26	2,603.26	1,656.62	257.49	19,190.31	—	—	19,190.31
Professional Fees-Ordinary Course	5,123.55	300.00	—	—	3,517.55	—	—	1,306.00	5,123.55	—	—	5,123.55
Rent	175,164.50	6,458.18	54,483.86	34,981.89	24,175.14	20,754.20	18,298.07	16,013.16	175,164.50	—	—	175,164.50
Repairs & Maintenance	10,797.51	212.47	3,560.73	2,507.27	2,431.73	1,361.21	724.10	—	10,797.51	—	—	10,797.51
Roadgard	—	—	—	—	—	—	—	—	—	—	—	—
Seminars & Meetings	262.49	—	—	262.49	—	—	—	—	262.49	—	—	262.49
Taxes & Licenses	93,700.26	1,282.15	25.00	37,487.21	15,894.05	10,672.92	14,245.91	14,093.02	93,700.26	—	—	93,700.26
Telephone	112,286.23	3,764.86	25,291.66	25,909.71	20,612.41	14,530.53	9,420.84	12,756.22	112,286.23	—	—	112,286.23
Temporary Agency Staff	1,713.00	—	—	—	75.00	—	—	1,638.00	1,713.00	—	—	1,713.00
Travel	9,189.20	281.53	1,973.38	636.92	512.09	762.05	1,101.90	3,921.33	9,189.20	—	—	9,189.20
Utilities	38,549.84	2,343.52	12,978.62	9,333.51	5,205.98	5,187.87	3,500.34	—	38,549.84	—	—	38,549.84
Interest to Finova	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid TTG	—	—	—	—	—	—	—	—	—	—	—	—
Payroll Paid SMC	3,008,400.47	142,891.72	420,681.26	819,812.10	463,941.89	367,351.41	248,609.20	545,112.89	—	3,008,400.47	—	3,008,400.47
Restructuring Officer	—	—	—	—	—	—	—	—	—	—	—	—
Insurance Renewal	—	—	—	—	—	—	—	—	—	—	—	—
Credit Insurance Payments	305,167.80	—	—	122,234.88	102,936.75	79,996.17	—	—	305,167.80	—	—	305,167.80
Pre-Filing Prepays	—	—	—	—	—	—	—	—	—	—	—	—
Deposit to Lender	—	—	—	—	—	—	—	—	—	—	—	—
US Trustee	—	—	—	—	—	—	—	—	—	—	—	—
Bankruptcy Professionals	—	—	—	—	—	—	—	—	—	—	—	—
Other	30,739.16	846.43	10,070.86	6,045.93	3,301.69	2,408.01	332.53	7,733.71	30,739.16	—	—	30,739.16

Total Other Cash Disbursements	4,410,365.21	173,812.41	667,860.03	1,132,920.76	671,024.78	549,727.50	322,521.42	892,498.31	1,401,964.74	3,008,400.47	—	4,410,365.21

		—	—		—				—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	7,582,094.46	305,248.19	1,590,590.03	1,982,385.51	1,087,804.12	1,023,419.82	700,148.48	892,498.31	4,573,693.99	3,008,400.47	—	7,582,094.46

			—

	2,103,921.31	257,478.97	926,232.05	556,860.20	52,864.01	—	181,600.30	128,885.78	2,103,921.31	—	—	2,103,921.31

Book Balance per bank rec.	2,103,921.31	257,478.97	926,232.05	556,860.20	52,864.01	—	181,600.30	128,885.78

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp Consolidated	Wachovia 2000014825127
Monthly Court Report for January-05	ACCOUNT #2079900430903
FED ID#

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
ZBA ACCOUNTS
Beginning Cash Position	—	—	—	—	—	—		—

	—
TICO Cash Collected	—
SM Cash Collected	—
TIG Cash Collected	—	—
TPF Cash Collected	—	—
TCL Cash Collected	—	—
Other Income Collected	—	—

SUBTOTAL	—	—	—	—	—	—	—	—

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	6,199,917.61	265,501.45	1,704,583.48	1,640,609.95	904,967.80	865,059.62	585,607.94	233,587.37
OUTSTANDING CHECKS	—					—
Account # 2000014825127	—
Account #2079900430903	—
	—

Total Cash Receipts and Transfers	6,199,917.61	265,501.45	1,704,583.48	1,640,609.95	904,967.80	865,059.62	585,607.94	233,587.37

Cash Disbursements - Loans
Loan Proceeds Checks	2,913,524.09	106,609.42	859,395.37	790,878.06	376,188.76	434,679.41	345,773.07
Expenses related to Loans	258,205.16	24,826.36	63,334.63	58,586.69	40,590.58	39,012.91	31,853.99	—

Subtotal - Loans	3,171,729.25	131,435.78	922,730.00	849,464.75	416,779.34	473,692.32	377,627.06	—

Cash Disbursements - Other
Advertising	253,694.47	3,136.10	28,459.99	17,212.66	9,668.45	8,869.19	8,097.51	178,250.57
Bank Charges	33,124.36							33,124.36
Claims Funding*	132,231.85	6,643.48	71,961.87	16,882.91	2,365.86	21,296.71	5,893.14	7,187.88
Company Auto	16,372.39	323.31	3,819.32	5,969.31	1,514.80	1,266.08	751.96	2,727.61
Computer Costs	19,263.07	48.53	1,463.11	287.68	663.31	39.52	194.97	16,565.95
Dues And Subscriptions	8,044.59		900.00	5,360.00	30.00		1,754.59
Employee Reimbursements - collections exp	—
Equipment Rental	5,499.32							5,499.32
Fixed Assets	4,610.39		557.64	2,250.25		654.50	1,148.00
Forms & Printing	48.75			41.31	7.44
Insurance	31,233.32	45.04	487.96	337.70	1,335.36	382.17	131.02	28,514.07
Meals & Entertainment	8,774.14	261.92	1,888.03	1,746.93	693.77	1,146.87	516.02	2,520.60
Miscellaneous	3,100.81	499.59	985.76	263.31	568.87	92.37	3.01	687.90
Office Expense	46,254.11	1,855.61	14,777.48	11,527.23	5,798.54	6,531.69	4,170.09	1,593.47
Postage	37,829.32	1,671.33	6,928.68	7,476.34	2,965.84	3,820.77	1,971.60	12,994.76
Prepaid Expenses	—
Prepaid Software ABS	19,190.31	946.64	6,564.82	4,353.22	2,808.26	2,603.26	1,656.62	257.49
Professional Fees-Ordinary Course	5,123.55	300.00			3,517.55			1,306.00
Rent	175,164.50	6,458.18	54,483.86	34,981.89	24,175.14	20,754.20	18,298.07	16,013.16
Repairs & Maintenance	10,797.51	212.47	3,560.73	2,507.27	2,431.73	1,361.21	724.10
Roadgard	—
Seminars & Meetings	262.49			262.49
Taxes & Licenses	93,700.26	1,282.15	25.00	37,487.21	15,894.05	10,672.92	14,245.91	14,093.02
Telephone	112,286.23	3,764.86	25,291.66	25,909.71	20,612.41	14,530.53	9,420.84	12,756.22
Temporary Agency Staff	1,713.00				75.00			1,638.00
Travel	9,189.20	281.53	1,973.38	636.92	512.09	762.05	1,101.90	3,921.33
Utilities	38,549.84	2,343.52	12,978.62	9,333.51	5,205.98	5,187.87	3,500.34
Interest to Finova	—
Payroll Paid TTG	—
	2,162,909.03	103,144.98	534,674.71	478,036.54	281,105.57	208,991.21	134,068.66	422,887.36
Restructuring Officer	—
Insurance Renewal	—
Credit Insurance Carrier	305,167.80			122,234.88	102,936.75	79,996.17
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	30,739.16	846.43	10,070.86	6,045.93	3,301.69	2,408.01	332.53	7,733.71

Total Other Cash Disbursements	3,564,873.77	134,065.67	781,853.48	791,145.20	488,188.46	391,367.30	207,980.88	770,272.78

TOTAL ALL CASH DISBURSEMENTS	6,736,603.02	265,501.45	1,704,583.48	1,640,609.95	904,967.80	865,059.62	585,607.94	770,272.78

	(536,685.41)	—	—	—	—	—	—	(536,685.41)

Book Balance per bank rec.		—	—		—	—		(536,685.41)

In re:	Case No. 03-13208
Covington Credit, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	305,248.19
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$305,248.19

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit, Inc	Case No. 03-13208	Case No.
Monthly Court Report for January-05
FED ID# 57-1094987

	Consolidated Totals	Arvest Bank 11682857	Arvest Bank 11275222	F&M Bank & Trust Company 349836	F&M Bank & Trust Company 352357	RCB Bank 621656	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Central National 212407	ARVEST 11860459	ARVEST 570344986		Operating	Payroll	Other
Beginning Cash Position	181,822.19	27,121.22	28,823.64	22,691.96	18,562.58	16,690.02	—	—	15,505.49	43,924.99	8,502.29		181,822.19	—	—

	—												—	—	—
TICO Cash Collected	—												—	—	—
SM Cash Collected	367,586.81	42,413.63	26,715.99	52,932.61	33,261.64	52,810.41	(25,829.56)	39,746.74	62,164.87	37,559.80	45,810.68		327,840.07	39,746.74	—
TIG Cash Collected	—												—	—	—
TPF Cash Collected	—												—	—	—
TCL Cash Collected	—												—	—	—
Other Income Collected	—												—	—	—

SUBTOTAL	367,586.81	42,413.63	26,715.99	52,932.61	33,261.64	52,810.41	(25,829.56)	39,746.74	62,164.87	37,559.80	45,810.68	—	327,840.07	39,746.74	—

	—												—	—	—
	—												—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	13,318.16	(42,817.28)	(538.30)	(49,665.53)	(32,615.93)	(48,347.93)	291,331.01		(58,707.68)	(703.24)	(44,616.96)		13,318.16	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—
	—												—	—	—

Total Cash Receipts and Transfers	380,904.97	(403.65)	26,177.69	3,267.08	645.71	4,462.48	265,501.45	39,746.74	3,457.19	36,856.56	1,193.72	—	341,158.23	39,746.74	—

													—	—
Cash Disbursements - Loans													—	—
													—	—
Loan Proceeds Checks	106,609.42						106,609.42						106,609.42	—
Expenses related to Loans	24,826.36						24,826.36						24,826.36	—

Sub- total - Loans	131,435.78	—	—	—	—	—	131,435.78	—	—	—	—		131,435.78	—	—

													—	—
													—	—
Cash Disbursements - Other	—												—	—
Advertising	3,136.10						3,136.10						3,136.10	—
Bank Charges	—						—						—	—	—
Claims Funding*	6,643.48						6,643.48						6,643.48	—
Company Auto	323.31						323.31						323.31	—	—
Computer Costs	48.53						48.53						48.53	—	—
Dues And Subscriptions	—						—						—	—	—
Employee Reimbursements - collections exp	—						—						—	—	—
Equipment Rental	—						—						—	—	—
Fixed Assets	—						—						—	—	—
Forms & Printing	—						—						—	—	—
Insurance	45.04						45.04						45.04	—	—
Meals & Entertainment	261.92						261.92						261.92	—	—
Miscellaneous	499.59						499.59						499.59	—	—
Office Expense	1,855.61						1,855.61						1,855.61	—	—
Postage	1,671.33						1,671.33						1,671.33	—	—
Prepaid Expenses	—						—						—	—	—
Prepaid Software ABS	946.64						946.64						946.64	—	—
Professional Fees-Ordinary Course	300.00						300.00						300.00	—	—
Rent	6,458.18						6,458.18						6,458.18	—	—
Repairs & Maintenance	212.47						212.47						212.47	—	—
Roadgard	—						—						—	—	—
Seminars & Meetings	—						—						—	—	—
Taxes & Licenses	1,282.15						1,282.15						1,282.15	—	—
Telephone	3,764.86						3,764.86						3,764.86	—	—
Temporary Agency Staff	—						—						—	—	—
Travel	281.53						281.53						281.53	—	—
Utilities	2,343.52						2,343.52						2,343.52	—	—
Interest to Finova	—						—						—	—	—
Payroll Paid TTG	—						—						—	—	—
Payroll Paid SMC	142,891.72						103,144.98	39,746.74					103,144.98	39,746.74	—
Restructuring Officer	—						—						—	—	—
Insurance Renewal	—						—						—	—	—
Voyager Payment	—						—						—	—	—
Pre-Filing Prepays	—						—						—	—	—
Deposit to Lender	—						—						—	—	—
US Trustee	—						—						—	—	—
Bankruptcy Professionals	—						—						—	—	—
Other	846.43						846.43						846.43	—	—

Total Other Cash Disbursements	173,812.41	—	—	—	—	—	134,065.67	39,746.74	—	—	—		134,065.67	39,746.74	—

													—	—	—

TOTAL ALL CASH DISBURSE- MENTS	305,248.19	—	—	—	—	—	265,501.45	39,746.74	—	—	—		265,501.45	39,746.74	—

	257,478.97	26,717.57	55,001.33	25,959.04	19,208.29	21,152.50	—	—	18,962.68	80,781.55	9,696.01		257,478.97	—	—

Ending Bank Balance per bank rec.	257,478.97	26,717.57	55,001.33	25,959.04	19,208.29	21,152.50			18,962.68	80,781.55	9,696.01

In re:	Case No. 03-13212
Southern Finance of South Carolina, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,982,385.51
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,982,385.51

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance - SC	Case# 03-13212	Case No. 03-13212
Monthly Court Report for January-05
FED ID# 57-0827143

	Consolidated Totals	Peoples 1170002977	Exchange Bank of S.C. 5100047 02501	BB&T 5125815210	Regions Bank 3858010811	South Carolina Bank and Trust 270002033	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	South Carolina Bank and Trust 270002041	South Carolina Bank and Trust 270002058	Palmetto Bank 1105 5855
Beginning Cash Position	444,324.45	8,721.81	10,826.71	17,878.12	329,197.56	16,379.66		—	15,398.99	19,024.25	26,897.35

	—
TICO Cash Collected	—
SM Cash Collected	2,787,322.93	53,391.43	67,352.73	63,157.76	2,096,881.70	90,855.85	31,305.12		75,336.76	71,418.06	237,623.52
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	2,787,322.93	53,391.43	67,352.73	63,157.76	2,096,881.70	90,855.85	31,305.12	—	75,336.76	71,418.06	237,623.52

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(692,401.67)	(44,833.33)	(67,033.25)	(57,953.91)	(2,028,357.56)	(90,659.46)	1,609,304.83	341,775.56	(70,888.83)	(66,359.21)	(217,396.51)
	—
	—
	—
	—

Total Cash Receipts and Transfers	2,094,921.26	8,558.10	319.48	5,203.85	68,524.14	196.39	1,640,609.95	341,775.56	4,447.93	5,058.85	20,227.01

Cash Disbursements - Loans

Loan Proceeds Checks	790,878.06						790,878.06
Expenses related to Loans	58,586.69						58,586.69

Subtotal - Loans	849,464.75						849,464.75

Cash Disbursements - Other
Advertising	17,212.66						17,212.66
Bank Charges	—
Claims Funding*	16,882.91						16,882.91
Company Auto	5,969.31						5,969.31
Computer Costs	287.68						287.68
Dues And Subscriptions	5,360.00						5,360.00
Employee Reimbursements - collections exp	—						—
Equipment Rental	—						—
Fixed Assets	2,250.25						2,250.25
Forms & Printing	41.31						41.31
Insurance	337.70						337.70
Meals & Entertainment	1,746.93						1,746.93
Miscellaneous	263.31						263.31
Office Expense	11,527.23						11,527.23
Postage	7,476.34						7,476.34
Prepaid Expenses	—						—
Prepaid Software ABS	4,353.22						4,353.22
Professional Fees-Ordinary Course	—						—
Rent	34,981.89						34,981.89
Repairs & Maintenance	2,507.27						2,507.27
Roadgard	—						—
Seminars & Meetings	262.49						262.49
Taxes & Licenses	37,487.21						37,487.21
Telephone	25,909.71						25,909.71
Temporary Agency Staff	—						—
Travel	636.92						636.92
Utilities	9,333.51						9,333.51
Interest to Finova	—						—
Payroll Paid TTG	—						—
Payroll Paid SMC	819,812.10						478,036.54	341,775.56
Restructuring Officer	—						—
Insurance Renewal	—						—
Voyager Payment	122,234.88						122,234.88
Pre-Filing Prepays	—						—
Deposit to Lender	—						—
US Trustee	—						—
Bankruptcy Professionals	—						—
Other	6,045.93						6,045.93

Total Other Cash Disbursements	1,132,920.76	—	—	—	—	—	791,145.20	341,775.56	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,982,385.51	—	—	—	—	—	1,640,609.95	341,775.56	—	—	—

	556,860.20	17,279.91	11,146.19	23,081.97	397,721.70	16,576.05	—	—	19,846.92	24,083.10	47,124.36

Book Balance per bank rec.	556,860.20	17,279.91	11,146.19	23,081.97	397,721.70	16,576.05			19,846.92	24,083.10	47,124.36

	Operating	Payroll	Other	Total
Beginning Cash Position	444,324.45	—	—	444,324.45

		—	—	—
TICO Cash Collected	—	—	—	—
SM Cash Collected	2,787,322.93	—	—	2,787,322.93
TIG Cash Collected	—	—	—	—
TPF Cash Collected	—	—	—	—
TCL Cash Collected	—	—	—	—
Other Income Collected	—	—	—	—

SUBTOTAL	2,787,322.93	—	—	2,787,322.93

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,034,177.23)	341,775.56	—	(692,401.67)
	—	—	—	—
	—	—	—	—
	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	1,753,145.70	341,775.56	—	2,094,921.26

	—
Cash Disbursements - Loans	—
	—
Loan Proceeds Checks	790,878.06			790,878.06
Expenses related to Loans	58,586.69			58,586.69

Subtotal - Loans	849,464.75			849,464.75

	—
	—
Cash Disbursements - Other	—
Advertising	17,212.66			17,212.66
Bank Charges	—	—	—	—
Claims Funding*	16,882.91			16,882.91
Company Auto	5,969.31	—	—	5,969.31
Computer Costs	287.68	—	—	287.68
Dues And Subscriptions	5,360.00	—	—	5,360.00
Employee Reimbursements - collections exp	—	—	—	—
Equipment Rental	—	—	—	—
Fixed Assets	2,250.25	—	—	2,250.25
Forms & Printing	41.31	—	—	41.31
Insurance	337.70	—	—	337.70
Meals & Entertainment	1,746.93	—	—	1,746.93
Miscellaneous	263.31	—	—	263.31
Office Expense	11,527.23	—	—	11,527.23
Postage	7,476.34	—	—	7,476.34
Prepaid Expenses	—	—	—	—
Prepaid Software ABS	4,353.22	—	—	4,353.22
Professional Fees-Ordinary Course	—	—	—	—
Rent	34,981.89	—	—	34,981.89
Repairs & Maintenance	2,507.27	—	—	2,507.27
Roadgard	—	—	—	—
Seminars & Meetings	262.49	—	—	262.49
Taxes & Licenses	37,487.21	—	—	37,487.21
Telephone	25,909.71	—	—	25,909.71
Temporary Agency Staff	—	—	—	—
Travel	636.92	—	—	636.92
Utilities	9,333.51	—	—	9,333.51
Interest to Finova	—	—	—	—
Payroll Paid TTG	—	—	—	—
Payroll Paid SMC	478,036.54	341,775.56	—	819,812.10
Restructuring Officer	—	—	—	—
Insurance Renewal	—	—	—	—
Voyager Payment	122,234.88	—	—	122,234.88
Pre-Filing Prepays	—	—	—	—
Deposit to Lender	—	—	—	—
US Trustee	—	—	—	—
Bankruptcy Professionals	—	—	—	—
Other	6,045.93	—	—	6,045.93

Total Other Cash Disbursements	1,132,920.76	—	—	1,132,920.76

	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,640,609.95	341,775.56	—	1,982,385.51

	556,860.20	—	—	556,860.20

Book Balance per bank rec.

In re:	Case No. 03-13211
Covington Credit of Texas, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - end of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,590,590.03
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,590,590.03

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case # 03-13211
Monthly Court Report for January-05
FED ID# 57-1002963

	Consolidated Totals	1st Commerce Bank 350188	1st Commerce Bank 381959	American Bank of Texas 1002218089	American National Bank 0010944	Bank of Texas 3000010649	Community Bank & Trust 100102889	First State Bank 2702488	Frost National Bank 460020362
Beginning Cash Position	603,390.00	14,421.00	12,364.09	10,675.52	11,483.58	17,986.25	20,040.66	18,778.17	18,332.60

	—
TICO Cash Collected	—
SM Cash Collected	3,059,525.66	54,774.46	71,940.64	53,448.25	69,404.70	48,983.86	80,987.16	62,503.95	47,239.95
TIG Cash Collected	—
TPF Cash Collected	—
TCL Cash Collected	—
Other Income Collected	—

SUBTOTAL	3,059,525.66	54,774.46	71,940.64	53,448.25	69,404.70	48,983.86	80,987.16	62,503.95	47,239.95

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(1,146,093.58)	(51,449.81)	(68,586.89)	(53,167.19)	(66,882.25)	(46,180.90)	(73,178.82)	(59,296.79)	(41,714.34)
	—					—
	—
	—
	—

Total Cash Receipts and Transfers	1,913,432.08	3,324.65	3,353.75	281.06	2,522.45	2,802.96	7,808.34	3,207.16	5,525.61

Cash Disbursements - Loans
Loan Proceeds Checks	859,395.37
Expenses related to Loans	63,334.63

Subtotal - Loans	922,730.00	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising	28,459.99
Bank Charges	—
Claims Funding*	71,961.87
Company Auto	3,819.32
Computer Costs	1,463.11
Dues And Subscriptions	900.00
Employee Reimbursements - collections exp	—
Equipment Rental	—
Fixed Assets	557.64
Forms & Printing	—
Insurance	487.96
Meals & Entertainment	1,888.03
Miscellaneous	985.76
Office Expense	14,777.48
Postage	6,928.68
Prepaid Expenses	—
Prepaid Software ABS	6,564.82
Professional Fees-Ordinary Course	—
Rent	54,483.86
Repairs & Maintenance	3,560.73
Roadgard	—
Seminars & Meetings	—
Taxes & Licenses	25.00
Telephone	25,291.66
Temporary Agency Staff	—
Travel	1,973.38
Utilities	12,978.62
Interest to Finova	—
Payroll Paid TTG	—
Payroll Paid SMC	420,681.26
Restructuring Officer	—
Insurance Renewal	—
Voyager Payment	—
Pre-Filing Prepays	—
Deposit to Lender	—
US Trustee	—
Bankruptcy Professionals	—
Other	10,070.86

Total Other Cash Disbursements	667,860.03	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,590,590.03	—	—	—	—	—	—	—	—

	926,232.05	17,745.65	15,717.84	10,956.58	14,006.03	20,789.21	27,849.00	21,985.33	23,858.21

Book Balance per bank rec.	926,232.05	17,745.65	15,717.84	10,956.58	14,006.03	20,789.21	27,849.00	21,985.33	23,858.21

	Hibernia National Bank 04122623	International Bank of Commerce 9004201	Kleberg First National Bank 123390	Liberty Bank 2102872900	Liberty National Bank 126979	Prosperity Bank 2794981
Beginning Cash Position	12,730.34	92,524.90	12,641.71	12,841.11	15,764.59	17,624.45

TICO Cash Collected
SM Cash Collected	47,621.90	727,911.56	71,409.78	43,170.14	51,554.92	45,138.79
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	47,621.90	727,911.56	71,409.78	43,170.14	51,554.92	45,138.79

GENERAL LEDGER DEPOSITS AND TRANSFERS	(44,405.19)	(694,889.85)	(64,649.80)	(39,764.88)	(45,605.57)	(40,721.53)

Total Cash Receipts and Transfers	3,216.71	33,021.71	6,759.98	3,405.26	5,949.35	4,417.26

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—

	15,947.05	125,546.61	19,401.69	16,246.37	21,713.94	22,041.71

Book Balance per bank rec.	15,947.05	125,546.61	19,401.69	16,246.37	21,713.94	22,041.71

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas
Monthly Court Report for
FED ID#

	Prosperity Bank 2795011	Prosperity Bank 2795791	Prosperity Bank 75137494	Community Bank & Trust 11798527	Guaranty Bank 380- 3594062	Guaranty Bank 380- 3594567	Guaranty Bank 380- 3594609	Guaranty Bank 380- 3594559
Beginning Cash Position	9,543.14	4,823.12	18,664.12	27,282.48	8,381.36	16,894.00	5,811.87	30,616.96

TICO Cash Collected		—
SM Cash Collected	68,487.66	61,718.54	37,473.92	67,432.09	24,681.35	59,147.59	46,045.35	55,090.11
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected		—
Other Income Collected

SUBTOTAL	68,487.66	61,718.54	37,473.92	67,432.09	24,681.35	59,147.59	46,045.35	55,090.11

GENERAL LEDGER DEPOSITS AND TRANSFERS	(60,898.96)	(56,800.70)	(33,422.55)	(60,118.45)	(23,175.26)	(25,687.01)	(19,917.19)	(24,759.30)

Total Cash Receipts and Transfers	7,588.70	4,917.84	4,051.37	7,313.64	1,506.09	33,460.58	26,128.16	30,330.81

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges		—				—	—	—
Claims Funding*
Company Auto
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp
Equipment Rental
Fixed Assets
Forms & Printing
Insurance
Meals & Entertainment
Miscellaneous
Office Expense
Postage
Prepaid Expenses
Prepaid Software ABS
Professional Fees-Ordinary Course
Rent
Repairs & Maintenance
Roadgard
Seminars & Meetings
Taxes & Licenses
Telephone
Temporary Agency Staff
Travel
Utilities
Interest to Finova
Payroll Paid TTG
Payroll Paid SMC
Restructuring Officer
Insurance Renewal
Voyager Payment
Pre-Filing Prepays
Deposit to Lender
US Trustee
Bankruptcy Professionals
Other

Total Other Cash Disbursements	—	—	—	—	—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—

	17,131.84	9,740.96	22,715.49	34,596.12	9,887.45	50,354.58	31,940.03	60,947.77

Book Balance per bank rec.	17,131.84	9,740.96	22,715.49	34,596.12	9,887.45	50,354.58	31,940.03	60,947.77

	Guaranty Bank 380- 3594542	Guaranty Bank 380- 3594153	Union Planter's Bank 0080129775	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Wells Fargo 4231233624	Wells Fargo 4231337470
Beginning Cash Position	49,003.53	7,403.55	17,945.84	—	—	14,893.13	11,976.51

TICO Cash Collected
SM Cash Collected	65,643.84	42,704.11	48,053.56	525,968.84		61,022.02	59,369.01
TIG Cash Collected
TPF Cash Collected
TCL Cash Collected
Other Income Collected

SUBTOTAL	65,643.84	42,704.11	48,053.56	525,968.84	—	61,022.02	59,369.01

GENERAL LEDGER DEPOSITS AND TRANSFERS	(34,472.04)	(499.40)	(46,137.94)	643,939.93	420,681.26	(55,830.28)	(53,356.71)

Total Cash Receipts and Transfers	31,171.80	42,204.71	1,915.62	1,169,908.77	420,681.26	5,191.74	6,012.30

Cash Disbursements - Loans
Loan Proceeds Checks				859,395.37
Expenses related to Loans				63,334.63

Subtotal - Loans	—	—	—	922,730.00	—	—	—

Cash Disbursements - Other
Advertising				28,459.99
Bank Charges	—
Claims Funding*				71,961.87
Company Auto				3,819.32
Computer Costs				1,463.11
Dues And Subscriptions				900.00
Employee Reimbursements - collections exp				—
Equipment Rental				—
Fixed Assets				557.64
Forms & Printing				—
Insurance				487.96
Meals & Entertainment				1,888.03
Miscellaneous				985.76
Office Expense				14,777.48
Postage				6,928.68
Prepaid Expenses				—
Prepaid Software ABS				6,564.82
Professional Fees-Ordinary Course				—
Rent				54,483.86
Repairs & Maintenance				3,560.73
Roadgard				—
Seminars & Meetings				—
Taxes & Licenses				25.00
Telephone				25,291.66
Temporary Agency Staff				—
Travel				1,973.38
Utilities				12,978.62
Interest to Finova				—
Payroll Paid TTG				—
Payroll Paid SMC					420,681.26
Restructuring Officer				—
Insurance Renewal				—
Voyager Payment				—
Pre-Filing Prepays				—
Deposit to Lender				—
US Trustee				—
Bankruptcy Professionals				—
Other				10,070.86

Total Other Cash Disbursements	—	—	—	247,178.77	420,681.26	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	1,169,908.77	420,681.26	—	—

	80,175.33	49,608.26	19,861.46	—	—	20,084.87	17,988.81

Book Balance per bank rec.	80,175.33	49,608.26	19,861.46			20,084.87	17,988.81

THE THAXTON GROUP
Cash Disbursements for Covington Credit of Texas	Case No.	03-13211
Monthly Court Report for
FED ID#

	Wells Fargo 5505312659	Wells Fargo 5690474692	Wells Fargo 5880617148	Wells Fargo 7390259432	First National Bank Texas 001100998	Operating	Payroll	Other	Total
Beginning Cash Position	24,519.39	15,821.03	15,995.39	13,033.27	22,572.34	603,390.00	—	—	603,390.00

							—	—	—
TICO Cash Collected						—	—	—	—
SM Cash Collected	38,821.74	49,590.95	57,619.08	64,545.47	150,020.37	3,059,525.66	—	—	3,059,525.66
TIG Cash Collected						—	—	—	—
TPF Cash Collected						—	—	—	—
TCL Cash Collected						—	—	—	—
Other Income Collected						—	—	—	—

SUBTOTAL	38,821.74	49,590.95	57,619.08	64,545.47	150,020.37	3,059,525.66	—	—	3,059,525.66

						—	—	—	—
						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(34,199.11)	(47,023.51)	(49,872.47)	(56,510.34)	(137,539.74)	(1,566,774.84)	420,681.26	—	(1,146,093.58)
						—	—	—	—
						—	—	—	—
						—	—	—	—
						—	—	—	—

Total Cash Receipts and Transfers	4,622.63	2,567.44	7,746.61	8,035.13	12,480.63	1,492,750.82	420,681.26	—	1,913,432.08

							—
Cash Disbursements - Loans							—
						—	—
Loan Proceeds Checks						859,395.37	—		859,395.37
Expenses related to Loans						63,334.63	—		63,334.63

Subtotal - Loans	—	—	—	—	—	922,730.00	—	—	922,730.00

							—
							—
Cash Disbursements - Other							—
Advertising						28,459.99	—	—	28,459.99
Bank Charges					—	—		—	—
Claims Funding*						71,961.87	—		71,961.87
Company Auto						3,819.32	—	—	3,819.32
Computer Costs						1,463.11	—	—	1,463.11
Dues And Subscriptions						900.00	—	—	900.00
Employee Reimbursements - collections exp						—	—	—	—
Equipment Rental						—	—	—	—
Fixed Assets						557.64	—	—	557.64
Forms & Printing						—	—	—	—
Insurance						487.96	—	—	487.96
Meals & Entertainment						1,888.03	—	—	1,888.03
Miscellaneous						985.76	—	—	985.76
Office Expense						14,777.48	—	—	14,777.48
Postage						6,928.68	—	—	6,928.68
Prepaid Expenses						—	—	—	—
Prepaid Software ABS						6,564.82	—	—	6,564.82
Professional Fees-Ordinary Course						—	—	—	—
Rent						54,483.86	—	—	54,483.86
Repairs & Maintenance						3,560.73	—	—	3,560.73
Roadgard						—	—	—	—
Seminars & Meetings						—	—	—	—
Taxes & Licenses						25.00	—	—	25.00
Telephone						25,291.66	—	—	25,291.66
Temporary Agency Staff						—	—	—	—
Travel						1,973.38	—	—	1,973.38
Utilities						12,978.62	—	—	12,978.62
Interest to Finova						—	—	—	—
Payroll Paid TTG						—	—	—	—
Payroll Paid SMC						—	420,681.26	—	420,681.26
Restructuring Officer						—	—	—	—
Insurance Renewal						—	—	—	—
Voyager Payment						—	—	—	—
Pre-Filing Prepays						—	—	—	—
Deposit to Lender						—	—	—	—
US Trustee						—	—	—	—
Bankruptcy Professionals						—	—	—	—
Other						10,070.86	—	—	10,070.86

Total Other Cash Disbursements	—	—	—	—	—	247,178.77	420,681.26	—	667,860.03

						—		—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	1,169,908.77	420,681.26	—	1,590,590.03

	29,142.02	18,388.47	23,742.00	21,068.40	35,052.97	926,232.05	—	—	926,232.05

Book Balance per bank rec.	29,142.02	18,388.47	23,742.00	21,068.40	35,052.97

In re:	Case No. 03-13213
Quick Credit Corporation, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,023,419.82
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,023,419.82

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Quick Credit Corporation, Inc.	03-13213	Case No. 03-13213
Monthly Court Report for January-05
FED ID# 57-0857420

	Consolidated Totals	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	—			—	—	—	—

	—				—	—	—
TICO Cash Collected	—			—	—	—	—
SM Cash Collected	1,509,196.14	1,509,196.14		1,509,196.14	—	—	1,509,196.14
TIG Cash Collected	—			—	—	—	—
TPF Cash Collected	—			—	—	—	—
TCL Cash Collected	—			—	—	—	—
Other Income Collected	—			—	—	—	—

SUBTOTAL	1,509,196.14	1,509,196.14	—	1,509,196.14	—	—	1,509,196.14

	—			—	—	—	—
	—			—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(485,776.32)	(644,136.52)	158,360.20	(644,136.52)	158,360.20	—	(485,776.32)
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—
	—			—	—	—	—

Total Cash Receipts and Transfers	1,023,419.82	865,059.62	158,360.20	865,059.62	158,360.20	—	1,023,419.82

Cash Disbursements - Loans
Loan Proceeds Checks	434,679.41	434,679.41		434,679.41			434,679.41
Expenses related to Loans	39,012.91	39,012.91		39,012.91			39,012.91

Subtotal - Loans	473,692.32	473,692.32	—	473,692.32	—	—	473,692.32

		—		—			—
		—		—			—
Cash Disbursements - Other		—		—			—
Advertising	8,869.19	8,869.19		8,869.19			8,869.19
Bank Charges	—	—		—	—	—	—
Claims Funding*	21,296.71	21,296.71		21,296.71			21,296.71
Company Auto	1,266.08	1,266.08		1,266.08	—	—	1,266.08
Computer Costs	39.52	39.52		39.52	—	—	39.52
Dues And Subscriptions	—	—		—	—	—	—
Employee Reimbursements - collections exp	—	—		—	—	—	—
Equipment Rental	—	—		—	—	—	—
Fixed Assets	654.50	654.50		654.50	—	—	654.50
Forms & Printing	—	—		—	—	—	—
Insurance	382.17	382.17		382.17	—	—	382.17
Meals & Entertainment	1,146.87	1,146.87		1,146.87	—	—	1,146.87
Miscellaneous	92.37	92.37		92.37	—	—	92.37
Office Expense	6,531.69	6,531.69		6,531.69	—	—	6,531.69
Postage	3,820.77	3,820.77		3,820.77	—	—	3,820.77
Prepaid Expenses	—	—		—	—	—	—
Prepaid Software ABS	2,603.26	2,603.26		2,603.26	—	—	2,603.26
Professional Fees-Ordinary Course	—	—		—	—	—	—
Rent	20,754.20	20,754.20		20,754.20	—	—	20,754.20
Repairs & Maintenance	1,361.21	1,361.21		1,361.21	—	—	1,361.21
Roadgard	—	—		—	—	—	—
Seminars & Meetings	—	—		—	—	—	—
Taxes & Licenses	10,672.92	10,672.92		10,672.92	—	—	10,672.92
Telephone	14,530.53	14,530.53		14,530.53	—	—	14,530.53
Temporary Agency Staff	—	—		—	—	—	—
Travel	762.05	762.05		762.05	—	—	762.05
Utilities	5,187.87	5,187.87		5,187.87	—	—	5,187.87
Interest to Finova	—	—		—	—	—	—
Payroll Paid TTG	—	—		—	—	—	—
Payroll Paid SMC	367,351.41	208,991.21	158,360.20	208,991.21	158,360.20	—	367,351.41
Restructuring Officer	—	—		—	—	—	—
Insurance Renewal	—	—		—	—	—	—
Voyager Payment	79,996.17	79,996.17		79,996.17	—	—	79,996.17
Pre-Filing Prepays	—	—		—	—	—	—
Deposit to Lender	—	—		—	—	—	—
US Trustee	—	—		—	—	—	—
Bankruptcy Professionals	—	—		—	—	—	—
Other	2,408.01	2,408.01		2,408.01	—	—	2,408.01

Total Other Cash Disbursements	549,727.50	391,367.30	158,360.20	391,367.30	158,360.20	—	549,727.50

TOTAL ALL CASH DISBURSEMENTS	1,023,419.82	865,059.62	158,360.20	865,059.62	158,360.20	—	1,023,419.82

	—	—	—	—	—	—	—

Book Balance per bank rec.	—

In re:	Case No. 03-13209
Covington Credit of Georgia, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	1,087,804.12
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$1,087,804.12

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Covington Credit of GA	Case # 03-13209	Case No. 03-13209
Monthly Court Report for January-05
FED ID# 58-1435012

	Consolidated Totals	Bank of Perry 429068	Flag Financial Corp 0189003751	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	36,257.11	12,646.48	23,610.63	—	—	36,257.11	—	—	36,257.11

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,401,261.82	49,806.71	139,489.19	1,211,965.92		1,401,261.82	—	—	1,401,261.82
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	—					—	—	—	—

SUBTOTAL	1,401,261.82	49,806.71	139,489.19	1,211,965.92	—	1,401,261.82	—	—	1,401,261.82

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(296,850.80)	(43,633.50)	(129,055.50)	(306,998.12)	182,836.32	(479,687.12)	182,836.32	—	(296,850.80)
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,104,411.02	6,173.21	10,433.69	904,967.80	182,836.32	921,574.70	182,836.32	—	1,104,411.02

Cash Disbursements - Loans
						—
Loan Proceeds Checks	376,188.76			376,188.76		376,188.76			376,188.76
Expenses related to Loans	40,590.58			40,590.58		40,590.58			40,590.58

Subtotal - Loans	416,779.34	—	—	416,779.34	—	416,779.34	—	—	416,779.34

	—					—
	—					—
Cash Disbursements - Other	—					—
Advertising	9,668.45			9,668.45		9,668.45			9,668.45
Bank Charges	—			—		—	—	—	—
Claims Funding*	2,365.86			2,365.86		2,365.86			2,365.86
Company Auto	1,514.80			1,514.80		1,514.80	—	—	1,514.80
Computer Costs	663.31			663.31		663.31	—	—	663.31
Dues And Subscriptions	30.00			30.00		30.00	—	—	30.00
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	—			—		—	—	—	—
Fixed Assets	—			—		—	—	—	—
Forms & Printing	7.44			7.44		7.44	—	—	7.44
Insurance	1,335.36			1,335.36		1,335.36	—	—	1,335.36
Meals & Entertainment	693.77			693.77		693.77	—	—	693.77
Miscellaneous	568.87			568.87		568.87	—	—	568.87
Office Expense	5,798.54			5,798.54		5,798.54	—	—	5,798.54
Postage	2,965.84			2,965.84		2,965.84	—	—	2,965.84
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	2,808.26			2,808.26		2,808.26	—	—	2,808.26
Professional Fees-Ordinary Course	3,517.55			3,517.55		3,517.55	—	—	3,517.55
Rent	24,175.14			24,175.14		24,175.14	—	—	24,175.14
Repairs & Maintenance	2,431.73			2,431.73		2,431.73	—	—	2,431.73
Roadgard	—			—		—	—	—	—
Seminars & Meetings	—			—		—	—	—	—
Taxes & Licenses	15,894.05			15,894.05		15,894.05	—	—	15,894.05
Telephone	20,612.41			20,612.41		20,612.41	—	—	20,612.41
Temporary Agency Staff	75.00			75.00		75.00	—	—	75.00
Travel	512.09			512.09		512.09	—	—	512.09
Utilities	5,205.98			5,205.98		5,205.98	—	—	5,205.98
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	463,941.89			281,105.57	182,836.32	281,105.57	182,836.32	—	463,941.89
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	102,936.75			102,936.75		102,936.75	—	—	102,936.75
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	3,301.69			3,301.69		3,301.69	—	—	3,301.69

Total Other Cash Disbursements	671,024.78	—	—	488,188.46	182,836.32	488,188.46	182,836.32	—	671,024.78

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	1,087,804.12	—	—	904,967.80	182,836.32	904,967.80	182,836.32	—	1,087,804.12

	52,864.01	18,819.69	34,044.32	—	—	52,864.01	—	—	52,864.01

Book Balance per bank rec.	52,864.01	18,819.69	34,044.32

In re:	Case No. 03-13206
Southern Finance of Tennessee, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	700,148.48
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$700,148.48

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Finance of TN	Case # 03-13206	Case No. 03-13206
Monthly Court Report for January-05
FED ID# 62-1618281

	Consolidated Totals	Peoples 5003363	Union Planters 3600381309	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	First Tennessee 103193515	Operating	Payroll	Other	Total
Beginning Cash Position	158,680.12	16,240.92	23,403.14	—	—	119,036.06	158,680.12	—	—	158,680.12

	—						—	—	—	—
TICO Cash Collected	—						—	—	—	—
SM Cash Collected	1,099,905.63	50,525.74	56,966.18	162,484.58		829,929.13	1,099,905.63	—	—	1,099,905.63
TIG Cash Collected	—						—	—	—	—
TPF Cash Collected	—						—	—	—	—
TCL Cash Collected	—						—	—	—	—
Other Income Collected	—						—	—	—	—

SUBTOTAL	1,099,905.63	50,525.74	56,966.18	162,484.58	—	829,929.13	1,099,905.63	—	—	1,099,905.63

	—						—	—	—	—
	—						—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	(376,836.97)	(43,754.70)	(46,410.12)	423,123.36	114,540.54	(824,336.05)	(491,377.51)	114,540.54	—	(376,836.97)
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—
	—						—	—	—	—

Total Cash Receipts and Transfers	723,068.66	6,771.04	10,556.06	585,607.94	114,540.54	5,593.08	608,528.12	114,540.54	—	723,068.66

							—
Cash Disbursements - Loans							—
							—
Loan Proceeds Checks	345,773.07			345,773.07			345,773.07			345,773.07
Expenses related to Loans	31,853.99			31,853.99			31,853.99			31,853.99

Subtotal - Loans	377,627.06	—	—	377,627.06	—	—	377,627.06	—	—	377,627.06

							—
							—
Cash Disbursements - Other							—
Advertising	8,097.51			8,097.51			8,097.51			8,097.51
Bank Charges	—		—	—			—	—	—	—
Claims Funding*	5,893.14			5,893.14			5,893.14			5,893.14
Company Auto	751.96			751.96			751.96	—	—	751.96
Computer Costs	194.97			194.97			194.97	—	—	194.97
Dues And Subscriptions	1,754.59			1,754.59			1,754.59	—	—	1,754.59
Employee Reimbursements - collections exp	—			—			—	—	—	—
Equipment Rental	—			—			—	—	—	—
Fixed Assets	1,148.00			1,148.00			1,148.00	—	—	1,148.00
Forms & Printing	—			—			—	—	—	—
Insurance	131.02			131.02			131.02	—	—	131.02
Meals & Entertainment	516.02			516.02			516.02	—	—	516.02
Miscellaneous	3.01			3.01			3.01	—	—	3.01
Office Expense	4,170.09			4,170.09			4,170.09	—	—	4,170.09
Postage	1,971.60			1,971.60			1,971.60	—	—	1,971.60
Prepaid Expenses	—			—			—	—	—	—
Prepaid Software ABS	1,656.62			1,656.62			1,656.62	—	—	1,656.62
Professional Fees-Ordinary Course	—			—			—	—	—	—
Rent	18,298.07			18,298.07			18,298.07	—	—	18,298.07
Repairs & Maintenance	724.10			724.10			724.10	—	—	724.10
Roadgard	—			—			—	—	—	—
Seminars & Meetings	—			—			—	—	—	—
Taxes & Licenses	14,245.91			14,245.91			14,245.91	—	—	14,245.91
Telephone	9,420.84			9,420.84			9,420.84	—	—	9,420.84
Temporary Agency Staff	—			—			—	—	—	—
Travel	1,101.90			1,101.90			1,101.90	—	—	1,101.90
Utilities	3,500.34			3,500.34			3,500.34	—	—	3,500.34
Interest to Finova	—			—			—	—	—	—
Payroll Paid TTG	—			—			—	—	—	—
Payroll Paid SMC	248,609.20			134,068.66	114,540.54		134,068.66	114,540.54	—	248,609.20
Restructuring Officer	—			—			—	—	—	—
Insurance Renewal	—			—			—	—	—	—
Voyager Payment	—			—			—	—	—	—
Pre-Filing Prepays	—			—			—	—	—	—
Deposit to Lender	—			—			—	—	—	—
US Trustee	—			—			—	—	—	—
Bankruptcy Professionals	—			—			—	—	—	—
Other	332.53			332.53			332.53	—	—	332.53

Total Other Cash Disbursements	322,521.42	—	—	207,980.88	114,540.54	—	207,980.88	114,540.54	—	322,521.42

							—

TOTAL ALL CASH DISBURSEMENTS	700,148.48	—	—	585,607.94	114,540.54	—	585,607.94	114,540.54	—	700,148.48

	181,600.30	23,011.96	33,959.20	—	—	124,629.14	181,600.30	—	—	181,600.30

Book Balance per bank rec.	181,600.30	23,011.96	33,959.20			124,629.14

In re:	Case No. 03-13205
Southern Management Corporation	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	892,498.31
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$892,498.31

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management Corp	Case No. 03-13205	Case No. 03-13205
Monthly Court Report for January-05
FED ID# 57-0997623

	Consolidated Totals	BB&T DEBIT CARD ACCT	WACHOVIA DEPOSITORY ACCOUNTS	WACHOVIA DISBURSEMENT ACCOUNTS	WACHOVIA PAYROLL ACCOUNTS	Operating	Payroll	Other	Total
Beginning Cash Position	(242,106.35)	100,920.42	527,116.07	(759,284.11)	(110,858.73)	(242,106.35)	—	—	(242,106.35)

	—						—	—	—
TICO Cash Collected	—					—	—	—	—
SM Cash Collected	1,060,333.06			1,060,333.06	—	1,060,333.06	—	—	1,060,333.06
TIG Cash Collected	—					—	—	—	—
TPF Cash Collected	—					—	—	—	—
TCL Cash Collected	—					—	—	—	—
Other Income Collected	136.51	136.51				136.51	—	—	136.51

SUBTOTAL	1,060,469.57	136.51	—	1,060,333.06	—	1,060,469.57	—	—	1,060,469.57

	—					—	—	—	—
	—					—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	203,020.87		334,486.41	(67,461.58)	(64,003.96)	267,024.83	(64,003.96)	—	203,020.87
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—
	—					—	—	—	—

Total Cash Receipts and Transfers	1,263,490.44	136.51	334,486.41	992,871.48	(64,003.96)	1,327,494.40	(64,003.96)	—	1,263,490.44

Cash Disbursements - Loans
Loan Proceeds Checks	—					—
Expenses related to Loans	—			—		—			—

Subtotal - Loans	—	—	—	—	—	—	—	—	—

Cash Disbursements - Other	—					—
Advertising	178,250.57			178,250.57		178,250.57			178,250.57
Bank Charges	33,124.36			33,124.36		33,124.36	—	—	33,124.36
Claims Funding*	7,187.88			7,187.88		7,187.88			7,187.88
Company Auto	2,727.61			2,727.61		2,727.61	—	—	2,727.61
Computer Costs	16,565.95			16,565.95		16,565.95	—	—	16,565.95
Dues And Subscriptions	—			—		—	—	—	—
Employee Reimbursements - collections exp	—			—		—	—	—	—
Equipment Rental	5,499.32			5,499.32		5,499.32	—	—	5,499.32
Fixed Assets	—			—		—	—	—	—
Forms & Printing	—			—		—	—	—	—
Insurance	28,514.07			28,514.07		28,514.07	—	—	28,514.07
Meals & Entertainment	2,520.60			2,520.60		2,520.60	—	—	2,520.60
Miscellaneous	687.90			687.90		687.90	—	—	687.90
Office Expense	1,593.47			1,593.47		1,593.47	—	—	1,593.47
Postage	12,994.76			12,994.76		12,994.76	—	—	12,994.76
Prepaid Expenses	—			—		—	—	—	—
Prepaid Software ABS	257.49			257.49		257.49	—	—	257.49
Professional Fees-Ordinary Course	1,306.00			1,306.00		1,306.00	—	—	1,306.00
Rent	16,013.16			16,013.16		16,013.16	—	—	16,013.16
Repairs & Maintenance	—			—		—	—	—	—
Roadgard	—			—		—	—	—	—
Seminars & Meetings	—			—		—	—	—	—
Taxes & Licenses	14,093.02			14,093.02		14,093.02	—	—	14,093.02
Telephone	12,756.22			12,756.22		12,756.22	—	—	12,756.22
Temporary Agency Staff	1,638.00			1,638.00		1,638.00	—	—	1,638.00
Travel	3,921.33			3,921.33		3,921.33	—	—	3,921.33
Utilities	—			—		—	—	—	—
Interest to Finova	—			—		—	—	—	—
Payroll Paid TTG	—			—		—	—	—	—
Payroll Paid SMC	545,112.89			422,887.36	122,225.53	422,887.36	122,225.53	—	545,112.89
Restructuring Officer	—			—		—	—	—	—
Insurance Renewal	—			—		—	—	—	—
Voyager Payment	—			—		—	—	—	—
Pre-Filing Prepays	—			—		—	—	—	—
Deposit to Lender	—			—		—	—	—	—
US Trustee	—			—		—	—	—	—
Bankruptcy Professionals	—			—		—	—	—	—
Other	7,733.71			7,733.71		7,733.71	—	—	7,733.71

Total Other Cash Disbursements	892,498.31	—	—	770,272.78	122,225.53	770,272.78	122,225.53	—	892,498.31

						—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	892,498.31	—	—	770,272.78	122,225.53	770,272.78	122,225.53	—	892,498.31

	128,885.78	101,056.93	861,602.48	(536,685.41)	(297,088.22)	315,115.27	(186,229.49)	—	128,885.78

Book Balance per bank rec.	128,885.78	101,056.93	861,602.48	(536,685.41)	(297,088.22)
	—	—		—
			—

In re:	Case No. 03-13207
Southern Financial Management, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Dormant	Case # 03-13207	Case No. 03-13207
Monthly Court Report for January-05
FED ID# 57-1013036

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position		—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
								—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers		—	—		—	—	—		—	—

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges				—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs								—	—	—	—
Dues And Subscriptions								—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

.	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13210
Covington Credit of Louisiana, Inc.	Jointly Administered

SEE ATTACHED SCHEDULES	Reporting Period January-05

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statements. The beginning cash should be the ending cash the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns. The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each accounts. [See Mor-1 (Con’t)]

	Bank Accounts				Current Month		Cumulative Filing to Date
	Operating	Payroll	Tax	Other	Actual	Projected	Actual	Projected
Cash Beginning of Month
Receipts
Cash Sales
Accounts Receivable
Loans and Advances
Sale of Assets
Other (Attach List)
Transfers (From DIP ACCOUNTS)

Total Receipts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Disbursements
Net Payroll
Payroll Taxes
Sales, Use & Other Taxes
Inventory Purchases
Secured/Rental/Leases
Insurance
Administrative
Selling
Other (Attach List)
Owner Draw*
Transfers (To Dip Accounts)
Professional fees
US Trustee Quarterly Fees
Court Costs

Total Disbursements	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Net Cash Flow (Receipts less Disbursements)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Cash - End of Month	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

*	COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

Disbursements for calculating US Trustee Quarterly Fees: (From Current Month Actual Column)
Total Disbursements	—
Less: Transfers to Debtor in Possession Accounts
Plus: Estate Disbursements made by outside sources (i.e. from escrow accounts)

Total Disbursements for calculating US Trustee Quarterly Fees	$0.00

FORM MOR-1

THE THAXTON GROUP
Cash Disbursements for Southern Management - Lousiana - InActive	Case # 03-13210	Case No. 03-13210
Monthly Court Report for January-05
FED ID# 57-1096371

	Consolidated Totals							Operating	Payroll	Other	Total
Beginning Cash Position	—	—	—	—	—	—		—	—	—	—

	—								—	—	—
TICO Cash Collected	—							—	—	—	—
SM Cash Collected	—							—	—	—	—
TIG Cash Collected	—							—	—	—	—
TPF Cash Collected	—							—	—	—	—
TCL Cash Collected	—							—	—	—	—
Other Income Collected	—							—	—	—	—

SUBTOTAL	—	—	—	—	—	—	—	—	—	—	—

	—							—	—	—	—
	—							—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—
	—							—	—	—	—

Total Cash Receipts and Transfers

Cash Disbursements - Loans
Loan Proceeds Checks
Expenses related to Loans

Subtotal - Loans	—	—	—	—	—	—		—	—	—	—

Cash Disbursements - Other
Advertising
Bank Charges	—			—				—	—	—	—
Claims Funding*	—			—
Company Auto	—			—				—	—	—	—
Computer Costs	—			—				—	—	—	—
Dues And Subscriptions	—			—				—	—	—	—
Employee Reimbursements - collections exp								—	—	—	—
Equipment Rental								—	—	—	—
Fixed Assets								—	—	—	—
Forms & Printing								—	—	—	—
Insurance								—	—	—	—
Meals & Entertainment								—	—	—	—
Miscellaneous								—	—	—	—
Office Expense								—	—	—	—
Postage								—	—	—	—
Prepaid Expenses								—	—	—	—
Prepaid Software ABS								—	—	—	—
Professional Fees-Ordinary Course								—	—	—	—
Rent								—	—	—	—
Repairs & Maintenance								—	—	—	—
Roadgard								—	—	—	—
Seminars & Meetings								—	—	—	—
Taxes & Licenses								—	—	—	—
Telephone								—	—	—	—
Temporary Agency Staff								—	—	—	—
Travel								—	—	—	—
Utilities								—	—	—	—
Interest to Finova								—	—	—	—
Payroll Paid TTG								—	—	—	—
Payroll Paid SMC								—	—	—	—
Restructuring Officer								—	—	—	—
Insurance Renewal								—	—	—	—
Voyager Payment								—	—	—	—
Pre-Filing Prepays								—	—	—	—
Deposit to Lender								—	—	—	—
US Trustee								—	—	—	—
Bankruptcy Professionals								—	—	—	—
								—	—	—	—

Total Other Cash Disbursements	—	—	—	—	—	—	—	—	—	—	—

								—	—	—	—

TOTAL ALL CASH DISBURSEMENTS	—	—	—	—	—	—	—	—	—	—	—

	—	—	—	—	—	—	—	—	—	—	—

Book Balance per bank rec.			—	—	—

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period January-05

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of account recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	Month	Cumulative Filing to Date
REVENUES
Gross Revenues
Less: Returns and Allowances

Net Revenue	$0.00	$0.00

COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach Schedule)
Less: Ending Inventory

Cost of Goods Sold	$0.00	$0.00

Gross Profit	$0.00	$0.00

OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Program
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Salaries/Commissions/Fees
Supplies
Taxes-Payroll
Taxes-Real Estate
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)

Total Operating Expenses Before Depreciation	$0.00	$0.00

Net Profit (Loss) Before Other Income & Expenses	$0.00	$0.00

OTHER INCOME AND EXPENSE
Other Income (attach schedule)
Interest Income
Other Expense (attach schedule)

Net Profit (Loss) Before Reorganization Items	$0.00	$0.00

REORGANIZATION ITEMS
Professional Fees
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11(see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)

Total Reorganization Expenses	$0.00	$0.00

Income Taxes

Net Profit (Loss)	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).	Form Mor - 2

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period January-05

STATEMENT OF OPERATIONS - continuation sheet

BREAKDOWN OF OTHER CATEGORY	Month	Cumulative Filing to Date

Other Costs

Total Other Costs	$0.00	$0.00

Other Operation as Expenses

Total Other Operational Costs	$0.00	$0.00

Other Income

Total Other Income	$0.00	$0.00

Other Expenses

Total Other Expenses	$0.00	$0.00

Other Reorganization Expenses

Total Other Reorganization Expenses	$0.00	$0.00

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 1 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

Form Mor-2 (Con’t)

The Thaxton Group

MTD Income Statement

1/31/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued TICO	Total Company
Net Interest Income
Interest Income	22	—	—	3,233,104	—	—	3,233,126	73.0%	—	3,233,126	74.1%
I/B Income	—	—	—	—	—	—	—	0.0%	8,042	8,042	0.2%
Fee Income	—	—	—	470,962	—	—	470,962	10.6%	—	470,962	10.8%
Late Charges	(313)	—	—	309,684	—	—	309,371	7.0%	—	309,371	7.1%

Total Interest Income	(291)	—	—	4,013,750	—	—	4,013,459	90.7%	8,042	4,021,501	92.2%
Interest Expense	40	—	—	138,900	393,864	—	532,804	12.0%	1,103	533,907	12.2%

Net Interest Income	(331)	—	—	3,874,850	(393,864)	—	3,480,655	78.6%	6,939	3,487,594	79.9%

Provision for Loan Losses
P&L Recoveries	—	—	—	(72,795)	—	—	(72,795)	-1.6%	(48,104)	(120,899)	-2.8%
Reserves	—	—	—	67,392	—	—	67,392	1.5%	—	67,392	1.5%
Cash	147	—	—	814,198	—	—	814,345	18.4%	4,247	818,592	18.8%

Total Provision	147	—	—	808,795	—	—	808,942	18.3%	(43,857)	765,086	17.5%
Net Interest included Provision	(478)	—	—	3,066,055	(393,864)	—	2,671,713		50,796	2,722,508

Revenues

Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Insurance Premiums	—	—	—	371,896	—	—	371,896	8.4%	(70,881)	301,015	6.9%
Insurance Commissions	—	—	—	(37,503)	—	—	(37,503)	-0.8%	—	(37,503)	-0.9%
Earned Insurance	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other Fees	—	—	—	29,070	—	—	29,070	0.7%	—	29,070	0.7%
Other Income	—	—	—	2,128	46,992	—	49,119	1.1%	222	49,342	1.1%

Total Direct Income	—	—	—	365,591	46,992	—	412,582	9.3%	(70,659)	341,923	7.8%
Total Revenue	(291)	—	—	4,379,340	46,992	—	4,426,041	100.0%	(62,617)	4,363,424	100.0%

Expenses

Personnel
Salaries & Wages	—	—	—	1,259,966	46,033	—	1,305,999	29.5%	14,676	1,320,675	30.3%
Commissions/Bonus	—	—	—	259,469	178	—	259,648	5.9%	(65)	259,583	5.9%
Benefits	—	—	—	144,947	1,938	—	146,885	3.3%	1,006	147,891	3.4%
Taxes	—	—	—	167,631	4,186	—	171,817	3.9%	1,426	173,244	4.0%
Other	—	—	—	2,679	3,372	—	6,050	0.1%	—	6,050	0.1%

Total Personnel	—	—	—	1,834,693	55,706	—	1,890,399	42.7%	17,043	1,907,442	43.7%

Building
Rent	—	—	—	173,103	16,664	—	189,766	4.3%	124	189,890	4.4%
Utilities	—	—	—	37,969	1,431	—	39,400	0.9%	511	39,911	0.9%
Depreciation	—	—	—	62,132	15,126	—	77,258	1.7%	10,907	88,165	2.0%
Other	—	—	—	15,061	—	—	15,061	0.3%	—	15,061	0.3%

Total Building	—	—	—	288,265	33,220	—	321,485	7.3%	11,542	333,027	7.6%

Telecommunications
Telephone	177	—	—	98,691	(2,892)	—	95,975	2.2%	898	96,873	2.2%
Computers	1,185	—	—	33,841	3,927	—	38,953	0.9%	1,230	40,182	0.9%
Office Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Other	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Total Telecommunications	1,361	—	—	132,532	1,035	—	134,928	3.0%	2,127	137,055	3.1%

Advertising	—	—	—	155,870	—	—	155,870	3.5%	—	155,870	3.6%
Reinsurance Claims Expense	—	—	—	(22,551)	—	—	(22,551)	-0.5%	(46,807)	(69,359)	-1.6%
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	17,496	17,496	0.4%
Professional Fees	—	—	—	42,385	1,935,404	—	1,977,789	44.7%	50	1,977,839	45.3%
Collection Expense	—	—	—	2,519	—	—	2,519	0.1%	8,519	11,038	0.3%
Travel	—	—	—	72,446	624	—	73,070	1.7%	—	73,070	1.7%
Office Expense	32	—	—	94,300	4,857	—	99,190	2.2%	1,173	100,362	2.3%
Entertainment	—	—	—	—	—	—	—	0.0%	—	—	0.0%
Amortization	—	—	—	12,309	—	—	12,309	0.3%	—	12,309	0.3%
Taxes & Licenses	—	—	—	44,737	24,811	—	69,548	1.6%	4,008	73,556	1.7%
Other	658	—	—	79,894	2,391	—	82,944	1.9%	(39,751)	43,193	1.0%

Total Other Expense	690	—	—	231,240	32,060	—	263,990	6.0%	(34,570)	229,419	5.3%

Total Direct Expense	2,239	—	—	3,685,091	2,451,913	—	6,139,243	138.7%	(67,354)	6,071,890	139.2%
Allocated Expense	—	—	—	—	—	—	—	0.0%	—	—	0.0%

Net Income Before Taxes	(2,530)	—	—	694,249	(2,404,922)	—	(1,713,202)	-38.7%	4,737	(1,708,466)	-39.2%
Income Tax (34%)	—	—	—	268,117	—	—	268,117	6.1%	—	268,117	6.1%

Net Income	(2,530)	—	—	426,132	(2,404,922)	—	(1,981,320)	-44.8%	4,737	(1,976,583)	-45.3%

The Thaxton Group

YTD Income Statement

For Period October 17, 2003 thru January 31, 2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Eliminations	Total Continuing Ops.		Discontinued Ops TICO	Total Company
Net Interest Income
Interest Income	365,957	12,926	—	48,198,367	36	—	48,577,287	67.5%	10,166,085	58,743,372
I/B Income	—	—	—	—	—	—	—	0.0%	3,626,464	3,626,464
Fee Income	226,383	105,384	—	4,985,959	—	—	5,317,726	7.4%	51,566	5,369,292
Late Charges	150,015	—	—	3,629,515	—	—	3,779,530	5.3%	1,064,348	4,843,878

Total Interest Income	742,355	118,310	—	56,813,841	36	—	57,674,543	80.2%	14,908,464	72,583,007
Interest Expense	113,740	52,912	0	2,738,324	2,611,686	—	5,516,662	7.7%	3,238,836	8,755,498

Net Interest Income	628,615	65,398	(0)	54,075,517	(2,611,650)	—	52,157,881	72.5%	11,669,628	63,827,508
Provision for Loan Losses
P&L Recoveries	(9,385)	(110)	—	(608,453)	—	—	(617,948)	-0.9%	(2,090,383)	(2,708,331)
Reserves	—	(20,000)	—	(308,965)	—	—	(328,965)	-0.5%	(7,657,559)	(7,986,524)
Cash	542,603	64,134	4,612	15,658,747	—	—	16,270,095	22.6%	21,303,124	37,573,219

Total Provision	533,217	44,024	4,612	14,741,328	—	—	15,323,181	21.3%	11,555,183	26,878,364
Net Interest included Provision	95,398	21,375	(4,612)	39,334,189	(2,611,650)	—	36,834,700		114,445	36,949,145
Revenues
Premiums on Loans Sold	—	—	—	—	—	—	—	0.0%	—	—
Insurance Premiums	—	—	—	7,929,699	—	—	7,929,699	11.0%	1,456,294	9,385,993
Insurance Commissions	—	—	3,223,179	(1,085,855)	—	—	2,137,324	3.0%	79,011	2,216,335
Earned Insurance	—	—	—	—	—	—	—	0.0%	372,797	372,797
Processing Fees	—	—	—	—	—	—	—	0.0%	—	—
Other Fees	—	—	896	432,394	—	—	433,290	0.6%	—	433,290
Other Income	—	256,832	2,040,050	799,016	661,767	—	3,757,665	5.2%	(20,672,984)	(16,915,319)

Total Direct Income	—	256,832	5,264,125	8,075,254	661,767	—	14,257,978	19.8%	(18,764,882)	(4,506,903)
Total Revenue	742,355	375,142	5,264,125	64,889,096	661,804	—	71,932,521	100.0%	(3,856,418)	68,076,103

Expenses
Personnel
Salaries & Wages	86,164	172,532	1,557,993	18,373,888	1,404,619	—	21,595,196	30.0%	5,116,963	26,712,159
Commissions/Bonus	—	58,213	366,715	2,694,843	256,760	—	3,376,530	4.7%	481,502	3,858,032
Benefits	6,989	12,842	142,412	1,855,467	69,384	—	2,087,095	2.9%	451,031	2,538,126
Taxes	6,914	15,553	159,820	1,951,461	135,863	—	2,269,611	3.2%	576,977	2,846,588
Other	—	—	66,338	144,492	67,802	—	278,632	0.4%	130,139	408,771

Total Personnel	100,067	259,140	2,293,278	25,020,151	1,934,428	—	29,607,064	41.2%	6,756,611	36,363,675
Building
Rent	392	9,889	184,677	2,544,621	183,314	—	2,922,893	4.1%	864,908	3,787,801
Utilities	—	216	40,071	575,175	35,247	—	650,709	0.9%	152,938	803,647
Depreciation	40,494	2,445	84,488	954,683	275,733	—	1,357,843	1.9%	532,500	1,890,344
Other	428	257	—	231,579	12,079	—	244,342	0.3%	109,340	353,682

Total Building	41,314	12,806	309,236	4,306,058	506,373	—	5,175,787	7.2%	1,659,687	6,835,474
Telecommunications
Telephone	5,747	6,411	89,222	1,278,740	127,545	—	1,507,665	2.1%	396,509	1,904,174
Computers	21,839	3,315	80,347	319,303	200,180	—	624,983	0.9%	366,195	991,179
Office Expense	866	415	16,583	350,964	23,580	—	392,408	0.5%	91,889	484,297
Other	—	—	(551)	—	—	—	(551)	0.0%	700	149

Total Telecommunications	28,453	10,141	185,601	1,949,006	351,305	—	2,524,505	3.5%	855,293	3,379,798
Advertising	—	113	43,816	1,680,895	25,317	—	1,750,140	2.4%	163,791	1,913,931
Reinsurance Claims Expense	—	—	—	1,259,925	—	—	1,259,925	1.8%	1,545,614	2,805,539
Reinsurance Commission Exp	—	—	—	—	—	—	—	0.0%	403,104	403,104
Professional Fees	2,386	9,408	36,482	296,643	20,038,553	—	20,383,471	28.3%	79,282	20,462,753
Collection Expense	1,860	51	—	30,054	—	—	31,965	0.0%	648,204	680,169
Travel	—	6,620	24,540	1,220,859	123,660	—	1,375,680	1.9%	207,618	1,583,298
Office Expense	23,060	3,158	52,550	1,511,505	202,547	—	1,792,820	2.5%	485,905	2,278,725
Entertainment	—	68	—	110,465	35	—	110,569	0.2%	126	110,695
Amortization	—	—	101,806	208,968	—	—	310,774	0.4%	12,568,082	12,878,856
Taxes & Licenses	5,636	3,405	20,599	336,664	62,489	—	428,793	0.6%	199,939	628,732
Other	796	29,298	567,361	1,902,946	46,888	—	2,547,289	3.5%	2,308,394	4,855,683

Total Other Expense	29,492	35,930	742,315	4,070,548	311,959	—	5,190,245	7.2%	15,562,447	20,752,691

Total Direct Expense	850,529	431,143	3,639,880	57,313,791	25,903,281	—	88,138,624	122.5%	42,675,669	130,814,294
Allocated Expense	—	—	15,097	21,858	(79,452)	—	(42,497)	-0.1%	42,497	0

Net Income Before Taxes	(108,174)	(56,002)	1,609,148	7,553,447	(25,162,026)	—	(16,163,606)	-22.5%	(46,574,584)	(62,738,190)
Income Tax (34%)	—	—	66,684	2,154,062	5,598,039	—	7,818,784	10.9%	(6,674,996)	1,143,789

Net Income	(108,174)	(56,002)	1,542,464	5,399,385	(30,760,064)	—	(23,982,391)	-33.3%	(39,899,588)	(63,881,979)

January 2005	Income Statement YTD

In re:	Case No. 03-13182 -03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period January-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Current Assets
Unrestricted Cash and Equivalents
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)

Total Current Assets	$0.00	$0.00

Property and Equipment
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation

Total Property and Equipment	$0.00	$0.00

Other Assets
Loans to Insiders*
Other Assets (attach schedule)

Total Other Assets	$0.00	$0.00

TOTAL ASSETS	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable
Taxes Payable (refer to Form Mor-4)
Wages Payable
Notes Payable
Rent /Leases - Building/Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amount Due to Insiders*
Other Postpetition Liabilities (attach schedule)

Total Postpetition Liabilities	$0.00	$0.00

LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt

Total Pre-petition Liabilities	$0.00	$0.00

TOTAL LIABILITIES	$0.00	$0.00

Owner Equity
Capital Stock
Additional Paid-In Capital
Partners’ Capital Account
Owner’s Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Post-Petition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)

NET OWNER EQUITY	$0.00	$0.00

TOTAL LIABILITIES AND OWNERS’ EQUITY	$0.00	$0.00

* “Insider is defined in 11 U.S.C Section 101(31).		Form Mor - 3

In re:	Case No. 03-13182-03-13213
THE THAXTON GROUP	Jointly Administered

SEE ATTACHED FINANCIAL STATEMENTS	Reporting Period January-05

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

	Book Value at End of Current Reporting Month	Book Value on Petition Date
ASSETS
Other Current Assets

Total Other Current Assets	$0.00	$0.00

Other Assets

Total Other Assets	$0.00	$0.00

	Book Value at End of Current Reporting Month	Book Value on Petition Date
LIABILITIES AND OWNER EQUITY
Other Postpetition Liabilities

Total Other Postpetition Liabilities	$0.00	$0.00

Adjustments to Owner Equity

Total Adjustments to Owner Equity	$0.00	$0.00

Postpetition Contributions (Distributions) (Draws)

Total Postpetition Contributions (Distributions) (Draws)	$0.00	$0.00

Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

Form Mor -3 (Con’t)

The Thaxton Group

Balance Sheet

1/31/2005

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	Total Continuing Ops	Discontinued Operations		Total Disc. Ops	Total Company
								TICO	Reinsurance
Assets
Cash/Investments	(7,388)	—	(7,539)	2,368,244	44,702,414	—	47,055,731	(35,131)	—	(35,131)	47,020,600
Restricted Cash	—	—	—	—	12,196,688	—	12,196,688	—	—	—	12,196,688
Finance Receivables, GROSS	16,780	—	—	71,003,869	—	—	71,020,649	572,208	—	572,208	71,592,857
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	—	—	—	—	—
Unearned Interest	—	—	—	(12,158,635)	—	—	(12,158,635)	(29)	—	(29)	(12,158,665)
Loss Reserve	—	—	—	(5,022,660)	(25,000)	—	(5,047,660)	(986,934)	—	(986,934)	(6,034,594)
Unearned Insurance	—	—	—	(921,322)	—	—	(921,322)	(2,000,151)	(372,779)	(2,372,929)	(3,294,252)
Dealer Holdback	—	—	—	—	—	—	—	—	—	—	—
Premises and Equipment, GROSS	—	—	—	6,605,032	1,101,830	—	7,706,862	722,221	—	722,221	8,429,083
Accumulated Depreciation	—	—	—	(4,784,767)	(823,539)	—	(5,608,306)	(516,062)	—	(516,062)	(6,124,368)
Accounts Receivable	73,260	—	(102)	474,449	4,458,426	—	5,006,033	1,691,416	(3,138,268)	(1,446,852)	3,559,180
Repossessed Automobiles	—	—	—	—	—	—	—	118,670	—	118,670	118,670
Intercompany Balance	575,513	57,761	(3,405,610)	(36,983,440)	83,667,526	(6,248,675)	37,663,076	(47,251,165)	9,588,090	(37,663,075)	0
Goodwill	—	—	—	18,187,201	—	—	18,187,201	—	—	—	18,187,201
Other Intangible Assets	—	—	—	833	—	—	833	—	—	—	833
Accumulated Amortization	—	—	—	(286,431)	—	—	(286,431)	—	—	—	(286,431)
Memo Assets	—	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,160,920	(16,692,000)	(4,531,080)	—	—	—	(4,531,080)
DAC Commissions	—	—	—	—	—	—	—	—	105,413	105,413	105,413
Prepaid Assets	—	—	—	703,317	29,299	—	732,616	26,017	—	26,017	758,633
Other Assets	—	—	—	(105,463)	152,329	—	46,866	11,696	95,933	107,629	154,494

Total Assets	658,165	57,761	(3,413,251)	39,080,227	157,620,893	(22,940,675)	171,063,120	(47,647,245)	6,278,389	(41,368,857)	129,694,263

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	2,724,593	—	2,726,103	32,347	—	32,347	2,758,450
Notes Payable	—	—	67,738	—	60,489,870	—	60,557,608	—	—	—	60,557,608
Subordinated Notes Payable	—	—	—	—	120,905,289	—	120,905,289	1,896,058	—	1,896,058	122,801,348
Accounts Payable	4,236	1,509	13,541	649,649	84,206	—	753,142	493,774	326,951	820,725	1,573,866
Employee Savings	—	—	—	289	1,060,395	—	1,060,684	—	—	—	1,060,684
Income Taxes Payable	—	—	—	2,616,390	—	—	2,616,390	—	124,370	124,370	2,740,760
Claims Reserves	—	—	—	—	—	—	—	—	217,396	217,396	217,396
Accrued Liabilities - Other	3,473	—	—	1,837,662	72,039	—	1,913,174	29,159	8,171	37,330	1,950,505
Other Liabilities	296,177	—	—	492,906	39,326	—	828,408	42,620	183,308	225,928	1,054,336

Total Liabilities	303,886	1,509	82,789	5,596,895	185,375,718	—	191,360,798	2,493,957	860,196	3,354,154	194,714,952

Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	—	417,136	—	—	—	417,136
Common Stock	25,000	—	400	(2,374,859)	68,671	2,374,859	94,070	—	—	—	94,070
Additional Paid in Capital	851,000	—	800,000	1,768,585	8,835,246	(1,868,685)	10,386,146	—	—	—	10,386,146
Dividends	—	—	—	(1,078,197)	(443,873)	1,078,197	(443,873)	—	—	—	(443,873)
Retained Earnings	(519,190)	56,252	(4,704,772)	34,948,955	(33,818,752)	(24,525,046)	(28,562,554)	(50,041,121)	5,106,090	(44,935,031)	(73,497,585)
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	(2,530)	—	—	218,848	(2,404,922)	—	(2,188,604)	(100,082)	312,103	212,021	(1,976,583)

Total Stockholders’ Equity	354,280	56,252	(3,496,040)	33,483,332	(27,754,825)	(22,940,675)	(20,297,678)	(50,141,203)	5,418,193	(44,723,010)	(65,020,688)

Total Liabilities & Stockholders’ Equity	658,165	57,761	(3,413,251)	39,080,227	157,620,893	(22,940,675)	171,063,120	(47,647,245)	6,278,389	(41,368,857)	129,694,263

The Thaxton Group

Balance Sheet

10/17/2003

	Premium Finance	Commercial Lending	Insurance Group	Southern	Corporate	Corporate Eliminations	TICO	Total	NONE BANKRUPTCY Reinsurance	Total Company
Assets
Cash	(371,234)	(37,104)	(116,373)	1,398,695	21,369,308	—	(953,205)	21,290,087	—	21,290,087
Investments/Restricted Cash	—	—	—	—	12,107,856	—	—	12,107,856	—	12,107,856
Finance Receivables, GROSS	4,190,018	1,474,512	—	77,545,790	—	—	134,271,101	217,481,421	—	217,481,421
Loans Held for Sale	—	—	—	—	—	—	—	—	—	—
Deferred Loan Cost, NET	—	—	—	—	—	—	2,362,384	2,362,384	—	2,362,384
Unearned Interest	(121,109)	—	—	(13,237,418)	—	—	(16,526,612)	(29,885,139)	—	(29,885,139)
Loss Reserve	(300,000)	(200,000)	—	(5,317,281)	(25,000)	—	(7,747,043)	(13,589,324)	—	(13,589,324)
Unearned Insurance	—	—	—	(2,906,735)	—	—	(742,857)	(3,649,592)	(5,332,163)	(8,981,755)
Dealer Holdback	—	—	—	—	—	—	(2,225,806)	(2,225,806)	—	(2,225,806)
Premises and Equipment, GROSS	206,231	71,891	1,154,498	6,841,533	1,111,796	—	4,888,186	14,274,134	—	14,274,134
Accumulated Depreciation	(165,736)	(68,396)	(974,034)	(4,162,508)	(580,712)	—	(3,647,530)	(9,598,916)	—	(9,598,916)
Accounts Receivable	—	—	163,208	399,412	4,347	—	35,193	602,160	—	602,160
Repossessed Automobiles	—	—	—	—	—	—	404,107	404,107	—	404,107
Intercompany Balance	(3,042,529)	(964,230)	(6,423,721)	(49,993,378)	193,510,864	(6,248,675)	(140,136,058)	(13,297,726)	13,297,726	0
Goodwill	348,938	—	353,379	17,749,087	—	—	13,499,015	31,950,419	—	31,950,419
Other Intangible Assets	—	—	2,030,601	2,979	—	—	—	2,033,580	—	2,033,580
Accumulated Amortization	(220,994)	—	(1,153,028)	—	—	—	(1,047,922)	(2,421,944)	—	(2,421,944)
Memo Assets	—	—	—	—	—	—	—	—	—	—
Investment In Subsidiary	—	—	—	—	12,060,920	(12,060,920)	—	—	—	—
Other Assets	7,718	4,977	233,732	1,751,338	3,111,348	—	529,260	5,638,374	1,432,748	7,071,122

Total Assets	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

Liabilities & Stockholders’ Equity

Liabilities
Accrued Interest Payable	—	—	1,510	—	2,474,901	—	—	2,476,411	—	2,476,411
Notes Payable	—	—	—	—	110,000,000	—	—	110,000,000	—	110,000,000
Subordinated Notes Payable	—	—	67,738	—	122,845,473	—	—	122,913,211	—	122,913,211
Accounts Payable	59,727	9,007	103,518	1,838,520	165,486	—	155,723	2,331,980	7,904	2,339,884
Employee Savings	—	—	—	—	1,060,128	—	—	1,060,128	—	1,060,128
Income Taxes Payable	17,275	23,343	3,090	1,021,349	(4,483,140)	—	(3,496,515)	(6,914,597)	—	(6,914,597)
Other Liabilities	53,245	131,135	(501)	2,998,721	404,568	—	480,499	4,067,667	1,040,409	5,108,076

Total Liabilities	130,247	163,485	175,355	5,858,590	232,467,416	—	(2,860,294)	235,934,799	1,048,313	236,983,112

Stockholders’ Equity
Preferred Stock	—	—	408,332	—	8,804	(408,332)	—	8,804	—	8,804
Common Stock	25,000	—	400	(2,374,859)	68,671	2,349,459	—	68,670	—	68,670
Additional Paid in Capital	751,000	—	800,000	1,768,685	8,835,246	(3,319,685)	—	8,835,246	—	8,835,246
Dividends	—	—	(1,100)	(1,078,197)	(443,873)	1,079,297	—	(443,873)	—	(443,873)
Retained Earnings	(403,733)	79,261	(6,190,240)	24,195,048	2,280,943	(18,010,334)	(7,252,037)	(5,301,092)	7,252,037	1,950,945
Equity in Subsidiary	—	—	—	—	—	—	—	—	—	—
Current Year Income (Loss)	28,789	38,904	75,515	1,702,249	(546,480)	—	(6,925,457)	(5,626,479)	1,097,961	(4,528,518)

Total Stockholders’ Equity	401,056	118,165	(4,907,093)	24,212,925	10,203,312	(18,309,595)	(14,177,493)	(2,458,723)	8,349,998	5,891,275

Total Liabilities & Stockholders’ Equity	531,303	281,650	(4,731,738)	30,071,515	242,670,728	(18,309,595)	(17,037,787)	233,476,076	9,398,311	242,874,387

In re:	Case No. 03-13182 -03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period January 31, 2005

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal*
Withholding	0	$252,547.55	$252,547.55	Bi-Weekly	EFT	0
FICA-Employee	0	$113,896.95	$113,896.95	Bi-Weekly	EFT	0
FICA-Employer	0	$128,023.98	$128,023.98	Bi-Weekly	EFT	0
Unemployment	0	$11,204.66	$11,204.66	Bi-Weekly	EFT	0
Income	0
Other:	0
Corp Taxes

Total Federal Taxes	$0.00	$505,673.14	$505,673.14	$0.00		$0.00

State and Local
Withholding	0	$65,823.33	$65,823.33	Bi-Weekly		0
Sales	0	$—		None
Excise	0			N/A
Unemployment	0	$—	$—	Bi-Weekly		0
Real Property	0	$83,222.21	$83,222.21
Personal Property		38,461.92	$38,461.92
Other:	0		$—			0

Total State and Local Taxes	$0.00	$187,507.46	$187,507.46	$0.00		$0.00

TOTAL TAXES		$693,180.60	$693,180.60			$0.00

All payroll taxes debited from payroll account by ADP and remitted by ADP

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach Aged listing of Accounts Payable

	Number of Days Past Due
	Current	0-30	31-60	61-90	over 90	Total
Accounts Payable	0	0				0
Wages Payable - Accrued	0	0				0
Taxes Payable-Accrued	0	0				0
Rent/Leases-Building	0					0
Secured Debt/Adequate Protection Payments	0					0
Professional Fees	escrowed					0
Amounts Due to Insiders*	0					0
Other:	0					0
Other:	0					0
Other:	0					0

Total Postpetition Debts	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

____________________________________________________________________________________________________________
____________________________________________________________________________________________________________
____________________________________________________________________________________________________________
____________________________________________________________________________________________________________
____________________________________________________________________________________________________________
____________________________________________________________________________________________________________
____________________________________________________________________________________________________________
____________________________________________________________________________________________________________

*“Insideris defined in 11 U.S.C Section 101(31).	Form Mor - 4

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP
Wachovia 2000014825402
Monthly Court Report for January-05

	Consolidated Totals	TICO-AL	TICO-GA	TICO-DE	TICO-MS	TICO-NC	TICO-OH	MODERN REC	TICO-SC	TICO-TN	TICO-HQ	TICO PREMIUM	COMMERCIAL LENDING	THAXTON INSURANCE	CORPORATE
Beginning Cash Position	(1,805.80)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(1,805.80)

	0.00
	0.00
	0.00
	0.00

SUBTOTAL	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	57,910.99	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	15,008.08	0.00	0.00	0.00	42,902.91
Outstanding Checks - Adjust- ment	0.00
	0.00
	0.00
	0.00
	0.00

Total Cash Receipts and Transfers	57,910.99	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	15,008.08	0.00	0.00	0.00	42,902.91

Cash Disbursements

Advertising	0.00
Bank Charges	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Claims Funding*	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Company Auto	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Computer Costs	0.00
Dues And Subscriptions	0.00
Employee Reimbursements - collections exp	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Equipment Rental	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Fixed Assets	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Forms & Printing	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Insurance	0.00
Meals & Entertainment	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Miscellaneous	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Office Expense	0.00
Postage	0.00
Prepaid Expenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Prepaid Software ABS	0.00								0.00	0.00	0.00	0.00	0.00	0.00	0.00
Professional Fees-Ordinary Course	0.00
Rent	0.00
Repairs & Maintenance	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Roadgard	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Seminars & Meetings	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Taxes & Licenses	0.00								0.00	0.00	0.00	0.00	0.00		0.00
Telephone	0.00
Temporary Agency Staff	0.00
Travel	0.00
Utilities	0.00
Interest to Finova	0.00
Payroll Paid TTG	62,244.09	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	15,008.08	0.00	0.00	0.00	47,236.01
Employee Withholding of Insurance/etc	(4,333.10)														(4,333.10)
Restructuring Officer	0.00
Insurance Renewal	0.00
Voyager Payment	0.00
Pre-Filing Prepays	0.00
Deposit to Lender	0.00
US Trustee	0.00
Bankruptcy Professionals	0.00
Other	0.00
	0.00
	0.00
	0.00
	0.00
	0.00

	57,910.99	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	15,008.08	0.00	0.00	0.00	42,902.91

	(1,805.80)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(1,805.80)

THE THAXTON GROUP
Cash Disbursements for Consolidated Payroll Account - THE THAXTON GROUP	Case No. 01-10571
Wachovia 2000014825402
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	0.00	(1,805.80)	0.00	(1,805.80)

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

SUBTOTAL	0.00	0.00	0.00	0.00

	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
GENERAL LEDGER DEPOSITS AND TRANSFERS	0.00	57,910.99	0.00	57,910.99
Outstanding Checks - Adjustment	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00
	0.00	0.00	0.00	0.00

Total Cash Receipts and Transfers	0.00	57,910.99	0.00	57,910.99

Cash Disbursements

Advertising	0.00	0.00	0.00	0.00
Bank Charges	0.00			0.00
Claims Funding*	0.00			0.00
Company Auto	0.00			0.00
Computer Costs
Dues And Subscriptions
Employee Reimbursements - collections exp	0.00			0.00
Equipment Rental	0.00			0.00
Fixed Assets	0.00			0.00
Forms & Printing	0.00			0.00
Insurance	0.00			0.00
Meals & Entertainment	0.00			0.00
Miscellaneous	0.00			0.00
Office Expense	0.00			0.00
Postage	0.00			0.00
Prepaid Expenses	0.00			0.00
Prepaid Software ABS	0.00			0.00
Professional Fees-Ordinary Course	0.00			0.00
Rent	0.00			0.00
Repairs & Maintenance	0.00			0.00
Roadgard	0.00			0.00
Seminars & Meetings	0.00			0.00
Taxes & Licenses	0.00			0.00
Telephone	0.00			0.00
Temporary Agency Staff	0.00	0.00		0.00
Travel	0.00	0.00		0.00
Utilities	0.00	0.00		0.00
Interest to Finova	0.00			0.00
Payroll Paid TTG	0.00	62,244.09		62,244.09
Employee Withholding of Insurance/etc	0.00	(4,333.10)		(4,333.10)
Restructuring Officer	0.00			0.00
Insurance Renewal	0.00			0.00
Voyager Payment	0.00			0.00
Pre-Filing Prepays	0.00			0.00
Deposit to Lender	0.00			0.00
US Trustee	0.00			0.00
Bankruptcy Professionals	0.00			0.00
Other	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00			0.00
	0.00	0.00		0.00
	0.00			0.00

	0.00	57,910.99	0.00	57,910.99

	0.00	(1,805.80)	0.00	(1,805.80)

PAYROLL - THE THAXTON GROUP

	Period Ending 1/7/2005	Period Ending 1/21/2005	Period Ending	Total

Corporate
Salary expense	$21,246.49	$21,246.49	$—	$42,492.98
FICA/FUTA/SUTA	$2,200.29	$1,985.64	$—	$4,185.93
401(k) match	$210.14	$168.74	$—	$378.88
Overtime	$—	$—		$—
Bonus	$178.22	$—		$178.22

Total	$23,835.14	$23,400.87	$—	$47,236.01

Tico Premium
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—

Total	$—	$—	$—	$—
				$—
Commercial Lending
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Commissions	$—	$—		$—

Total	$—	$—	$—	$—

Thaxton Insurance Group
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Tico
Salary expense	$6,717.77	$6,717.77	$—	$13,435.54
FICA/FUTA/SUTA	$652.97	$678.56	$—	$1,331.53
401(k) match	$152.85	$152.85	$—	$305.70
Overtime	$—	$—	$—	$—
Commissions	$—	$—	$—	$—
Bonus	$(154.69)	$90.00	$—	$(64.69)

Total	$7,368.90	$7,639.18	$—	$15,008.08

Period Total	$31,204.04	$31,040.05	$—	$62,244.09

401(k) payable	$(1,444.07)	$(1,319.87)	$—	$(2,763.94)
Payable to reimbursement	$—	$—	$—	$—
Dental insurance	$(25.86)	$(25.86)	$—	$(51.72)
Cancer insurance	$(36.72)	$(36.72)	$—	$(73.44)
Life insurance	$(28.30)	$(28.30)	$—	$(56.60)
Contingent health liability	$(693.70)	$(693.70)	$—	$(1,387.40)
Tax/stale date adj		$—		$—
Tax levy				$—
Advance		$—
Unidentified	$—
KERP	$—	$—
Company car	$—	$—	$—

	$28,975.39	$28,935.60	$—	$57,910.99
	$(2,228.65)	$(2,104.45)	$—	$(4,333.10)
				$—
				$—
Net Checks	$—	$—	$—	$—
Direct Deposits	$19,420.24	$19,538.16	$—	$38,958.40
Wage Garnishments	$—	$—	$—	$—
Federal Tax	$3,182.31	$3,198.17	$—	$6,380.48
EE SS Tax	$1,695.05	$1,699.12	$—	$3,394.17
ER SS Tax	$1,695.03	$1,699.15	$—	$3,394.18
EE Med Tax	$396.41	$397.39	$—	$793.80
ER Med Tax	$396.42	$397.38	$—	$793.80
State/local Tax	$1,428.12	$1,438.56	$—	$2,866.68
Futa	$217.66	$162.19		$379.85
Suta	$544.15	$405.48		$949.63
Adjustments	$—	$—	$—	$—

GRAND TOTAL	$28,975.39	$28,935.60	$—	$57,910.99

				$—
reconciliation	$—	$—	$—	$—
Accrual	$2,228.65	$2,104.45	$—	$4,333.10

PAYROLL - TICO

	Period Ending 1/7/2005	Period Ending 1/21/2005	Period Ending	Total
SC/VA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

AL
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

NC
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

GA
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

OH
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

KY
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

MS
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

TN
Salary expense	$—	$—		$—
FICA/FUTA/SUTA	$—	$—		$—
401(k) match	$—	$—		$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—		$—

Total	$—	$—	$—	$—

Corp
Salary expense	$6,717.77	$6,717.77	$—	$13,435.54
FICA/FUTA/SUTA	$652.97	$678.56	$—	$1,331.53
401(k) match	$152.85	$152.85	$—	$305.70
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$(154.69)	$90.00	$—	$(64.69)

Total	$7,368.90	$7,639.18	$—	$15,008.08

Modern
Salary expense	$—	$—	$—	$—
FICA/FUTA/SUTA	$—	$—	$—	$—
401(k) match	$—	$—	$—	$—
Overtime	$—	$—		$—
Commissions	$—	$—		$—
Bonus	$—	$—

Total	$—	$—	$—	$—

Period Total	$7,368.90	$7,639.18	$—	$15,008.08

THE THAXTON GROUP	Wachovia #	2000014825703
Cash Disbursements for THAXTON INVESTMENT PAYROLL		2079900431038
Wachovia January-05		540439122
Monthly Court Report for		2079900431041

	Consolidated Totals	Covington Credit-OK	Covington Credit of Texas	Southern Finance of South Carolina	Covington Credit of Georgia	Quick Credit	Southern Finance of Tennesse	CORPORATE HQ
Beginning Cash Position	(110,858.73)	—	—	—	—	—		(110,858.73)

	—
	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	1,193,936.66	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	(64,003.96)
Outstanding Checks	—					—
	—

Total Cash Receipts and Transfers	1,193,936.66	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	(64,003.96)

Cash Disbursements - Loans
Gross Wages	1,993,277.63	46,602.80	523,002.12	498,454.34	192,235.56	203,430.68	119,902.01	409,650.12
Federal Tax	246,642.61	2,361.81	58,663.38	59,048.99	14,587.05	22,704.09	9,604.53	79,672.76
SS Tax	110,502.78	2,827.85	31,918.57	30,579.89	11,708.34	12,319.11	7,294.00	13,855.02
Med Tax	28,453.27	661.35	7,464.90	6,954.30	2,738.22	3,078.54	1,705.85	5,850.11
EIC	(63.11)	—	—	(63.11)	—	—	—	—
State Tax	66,295.88	1,434.00	69.26	24,668.93	7,376.24	7,719.31	108.00	24,920.14
Advance	(125.00)	—	50.00	—	(450.00)	—	—	275.00
Mileage	(38,336.78)	(934.36)	(11,866.20)	(12,083.05)	(4,053.30)	(6,087.32)	(3,219.43)	(93.12)
Miscellaneous	—	—	—	—	—	—	—	—
Shortage	—	—	—	—	—	—	—	—
STD	1,967.63	66.48	650.95	423.81	254.84	227.14	182.82	161.59
Medical	22,561.07	816.40	5,843.16	5,403.99	2,476.72	1,678.44	1,647.32	4,695.04
401K Loans	5,599.46	—	2,912.74	1,111.84	428.26	22.43	—	1,124.19
401K Deducts	29,666.93	564.30	8,025.13	4,996.96	2,095.44	870.91	221.69	12,892.50
AHL Dental	5,057.08	126.54	1,174.96	1,334.30	804.94	606.62	515.22	494.50
AHL Cancer	1,290.28	48.84	440.76	279.18	117.08	125.38	95.70	183.34
AHL Life	3,188.39	161.04	941.04	819.44	468.10	272.23	300.90	225.64
Flex Med	1,974.60	—	466.04	535.36	—	—	—	973.20
Dep Care	293.24	—	269.24	24.00	—	—	—	—
Stop Payment Fee	—	—	—	—	—	—	—	—
Garnishment fee	108.00	—	27.00	31.00	18.00	8.00	20.00	4.00
Garnishment	705.75	—	159.00	228.16	—	—	318.59	—
Bankrpc	815.00	—	—	375.00	440.00	—	—	—
Child support	10,440.98	—	3,151.86	2,030.52	1,986.48	241.02	2,053.50	977.60
Tax Levy	640.00	—	—	450.00	40.00	150.00	—	—
Fringe	—	—	—	—	—	—	—	—
STD Net	—	—	—	—	—	—	—	—
SS Tax Adjust	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
	497,678.06	8,134.25	110,361.79	127,149.51	41,036.41	43,935.90	20,848.69	146,211.51
Gross To Net (includes adj.)	—	—	—	—	—	—	—	—
Prepays and voids	—	—	—	—	—	—	—	—
DD Reversals & adjs.	—	—	—	—	—	—	—	—
Net DD/live checks	—	—	—	—	—	—	—	—
	—	—	—	—	—	—	—	—
FUNDING REQUIREMENTS		—	—	—	—	—	—	—
Net Checks	—	—	—	—	—	—	—	—
Direct Deposits	—	—	—	—	—	—	—	—
Wage Garnishments	12,601.73	—	3,310.86	3,083.68	2,466.48	391.02	2,372.09	977.60
Federal Tax	246,167.07	1,886.27	58,663.38	59,048.99	14,587.05	22,704.09	9,604.53	79,672.76
EE SS Tax	110,502.78	2,827.85	31,918.57	30,579.89	11,708.34	12,319.11	7,294.00	13,855.02
ER SS Tax	110,502.70	2,827.88	31,918.62	30,579.74	11,708.32	12,319.12	7,294.01	13,855.01
EE Med Tax	28,453.27	661.35	7,464.90	6,954.30	2,738.22	3,078.54	1,705.85	#REF!
ER Med Tax	28,453.17	661.36	7,464.83	6,954.30	2,738.23	3,078.51	1,705.85	5,850.09
State Tax	62,956.65	1,434.00	69.26	24,668.93	7,376.24	4,380.08	108.00	24,920.14
Futa	10,824.81	364.88	3,058.35	2,838.27	1,447.77	1,115.91	941.16	1,058.47
Suta	46,191.78	595.92	11,389.59	11,514.62	9,319.35	5,290.62	3,597.06	4,484.62
	—	—	—	—	—	—	—	—
Total Amt Debited from our Acct		—	—	—	—	—	—	—
Cash BY ENTITY	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53
Manual Checks	—

Total Other Cash Disbursements	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

TOTAL ALL CASH DISBURSEMENTS	1,380,166.15	39,746.74	420,681.26	341,775.56	182,836.32	158,360.20	114,540.54	122,225.53

	(297,088.22)	—	—	—	—	—	—	(297,088.22)

Book Balance per bank rec.	(297,088.22)		—		—	—		(297,088.22)
Ending Bank Balance per bank rec.

THE THAXTON GROUP
Cash Disbursements for THAXTON INVESTMENT PAYROLL	Case No. -
Wachovia
Monthly Court Report for

	Operating	Payroll	Other	Total
Beginning Cash Position	—	(110,858.73)	—	(110,858.73)

	—	—	—	—
	—	—	—	—
GENERAL LEDGER DEPOSITS AND TRANSFERS	—	1,193,936.66	—	1,193,936.66
Outstanding Checks	—	—	—	—
	—	—	—	—

Total Cash Receipts and Transfers	—	1,193,936.66	—	1,193,936.66

	—	—
Cash Disbursements - Loans	—	—
	—	—
Gross Wages	—	1,993,277.63
Federal Tax	—	246,642.61
SS Tax	—	110,502.78	—	110,502.78
Med Tax	—	28,453.27
EIC	—	(63.11)	—	(63.11)
State Tax	—	66,295.88	—	66,295.88
Advance	—	(125.00)	—	(125.00)
Mileage	—	(38,336.78)	—	(38,336.78)
Miscellaneous	—	—	—	—
Shortage	—	—	—	—
STD	—	1,967.63	—	1,967.63
Medical	—	22,561.07	—	22,561.07
401K Loans	—	5,599.46	—	5,599.46
401K Deducts	—	29,666.93	—	29,666.93
AHL Dental	—	5,057.08	—	5,057.08
AHL Cancer	—	1,290.28	—	1,290.28
AHL Life	—	3,188.39	—	3,188.39
Flex Med	—	1,974.60	—	1,974.60
Dep Care	—	293.24	—	293.24
Stop Payment Fee	—	—	—	—
Garnishment fee	—	108.00	—	108.00
Garnishment	—	705.75	—	705.75
Bankrpc	—	815.00	—	815.00
Child support	—	10,440.98	—	10,440.98
Tax Levy	—	640.00	—	640.00
Fringe	—	—	—	—
STD Net	—	—	—	—
SS Tax Adjust	—	—	—	—
Other	—	—	—	—
	—	497,678.06	—	497,678.06
Gross To Net (includes adj.)	—	—	—	—
Prepays and voids	—	—	—	—
DD Reversals & adjs.	—	—	—	—
Net DD/live checks	—	—	—	—
	—	—	—	—
FUNDING REQUIREMENTS	—	—	—	—
Net Checks	—	—	—	—
Direct Deposits	—	—	—	—
Wage Garnishments	—	12,601.73	—	12,601.73
Federal Tax	—	246,167.07		246,167.07
EE SS Tax	—	110,502.78		110,502.78
ER SS Tax	—	110,502.70		110,502.70
EE Med Tax	—	28,453.27		28,453.27
ER Med Tax	—	28,453.17		28,453.17
State Tax	—	62,956.65		62,956.65
Futa	—	10,824.81		10,824.81
Suta	—	46,191.78		46,191.78
	—	—		—
Total Amt Debited from our Acct	—	—		—
Cash BY ENTITY	—	1,380,166.15		1,380,166.15
Manual Checks	—	—		—

Total Other Cash Disbursements	—	1,380,166.15	—	1,380,166.15

TOTAL ALL CASH DISBURSEMENTS	—	1,380,166.15	—	1,380,166.15

	—	(297,088.22)	—	(297,088.22)

Book Balance per bank rec.
Ending Bank Balance per bank rec.

In re:	Case No. 03-13182 - 03-13213
THE THAXTON GROUP	Jointly Administered

Reporting Period January-05

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Amount
Accounts Receivable Reconciliation
Total Accounts Receivable at the beginning of the reporting period	$76,476,753.66
Plus Amounts billed during the period	$6,334,488.92
Sold Receivables during month
Less Amounts collected during the period	(11,285,132.05)
Total Accounts Receivable at the end of the reporting period	$71,526,110.53

Amount
Accounts Receivable Aging
0-30 days old	$66,668,239.58
31-60 days old	$1,916,175.09
61-90 days old	$1,303,653.78
91+ days old	$1,638,042.08
Total Accounts Receivable	$71,526,110.53
Amount considered uncollectible (Bad Debt) - Reserve
Accounts Receivable (Net)	$71,526,110.53

DEBTOR QUESTIONNAIRE

	Yes	No
Must be completed each month
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this period? If yes, provide an explanation below.	X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide and explanation below.	X

2.	First Day Order authorizing the temporary use of existing cash management system.

Form Mor - 5

The Thaxton Group, Inc.

Schedule of Aged Accounts Receivable and Post Accounts Payable

By Operating Group

As of 01/31/2005

Aged Accounts Receivable

(Gross Balance as of 01/31/05)

	Total	Southern Management	Tico Credit	Commercial Lending	Tico Premium
Current	$63,684,352	$63,493,693	$189,427	$—	$1,231
Potential (1-30)	$2,983,888	$2,935,781	$45,756	$—	$2,351
31-60 Days	$1,916,175	$1,872,630	$43,095	$—	$450
61-90 Days	$1,303,654	$1,248,862	$53,872	$—	$919
91 and Over	$1,638,042	$1,452,902	$173,311	$—	$11,829
Total Delinquency	$7,841,759	$7,510,176	$316,034	$—	$15,549

Total Gross Receivables	$71,526,111	$71,003,869	$505,461	$—	$16,780

Post Accounts Payable (As of 01/31/05)
Southern Management	$—
Tico Credit	$—
Commercial Lending	$—
Tico Premium	$—
Thaxton Insurance	$—
Corporate	$—

Total	$—

Prepared by Danny Bufford	Page 95

THE THAXTON GROUP	CASES 03-13182 - 03-13213
INTER-COMPANY BALANCE RECONCILIATION FOR THE THAXTON GROUP - Consolidated	JOINTLY ADMINISTERED
Monthly Court Report for Jan-05

			HOLDING COMPANY	HOLDING COMPANY					HOLDING COMPANY
	Consolidated Totals	ELIMINATIONS	THAXTON GROUP, INC Corporate	Thaxton Operating Company	Eagle	Thaxton Insurance Group	Thaxton Commercial Lending	Tico Premium	Thaxton Investment Corporation	TIC - Southern Management Corporation Consolidated	Tico Credit Corporation Consolidated
Beginning Inter-company balance as of 12/31 per G/L Trial Balance	—	6,248,675.00	86,428,815.00			(3,405,713.00)	57,761.00	568,326.00		(43,380,428.00)	(47,317,813.00)
Cash Transfers between companies	—		(2,911,032.15)			116.34				2,827,068.64	83,847.17
Expenses paid by Corporate - expensed in subsidiaries (treated as separate cost centers as opposed to separate companies	0.00		(6,336.28)			(14.19)		7,187.00		(817.23)	(19.30)
	—
Allocations of:	—
	—
Home Office allocation	—
Interest allocation	0.00		140,002.76							(138,899.65)	(1,103.11)
Payroll	—		15,708.08								(15,708.08)
Analysis charges	—		369.07								(369.07)
Audit accrual	—
Transfer of assets	—
Sale of branches	—
Cherokee return premium	—

General Ledger as of 01/31/05	0.00	6,248,675.00	83,667,526.48	—	—	(3,405,610.85)	57,761.00	575,513.00	—	(40,693,076.24)	(47,251,165.39)

	0.00	6,248,675.00	83,667,526.48	—	—	(3,405,610.85)	57,761.00	575,513.00	—	(40,693,076.24)	(47,251,165.39)

Balance Sheet - January 31, 2005	—	6,248,675.00	83,667,526.00			(3,405,610.00)	57,761.00	575,513.00		(40,693,076.00)	(47,251,165.00)